United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

 MANAGEMENT INVESTMENT COMPANIES

811-07925

(Investment Company Act file number)

WesMark Funds

 (Exact name of registrant as specified in charter)

One Bank Plaza, 5th floor

Wheeling, WV 26003

 (Address of principal executive offices)

(304) 234-9000

(Registrant’s telephone number)

Karen Gilomen, Esq.

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

(Name and address of agent for service)

Date of fiscal year end: December 31

Date of reporting period: January 1 – December 31, 2017

Item 1. Reports to Stockholders.

WesMark Funds℠

PRESIDENT'S MESSAGE & COMBINED ANNUAL REPORT

WesMark Small Company Growth Fund	» WMKSX
WesMark Growth Fund	» WMKGX
WesMark Balanced Fund	» WMBLX
WesMark Government Bond Fund	» WMBDX
WesMark West Virginia Municipal Bond Fund	» WMKMX
WesMark Tactical Opportunity Fund	» WMKTX

Annual Report » 12.31.17

President's Message

December 31, 2017 (Unaudited)

Dear Fellow Shareholders:

2017 was an eventful year for the WesMark Funds as we introduced our sixth fund, the WesMark Tactical Opportunity Fund. This Fund is designed to provide WesMark investors exposure to different asset classes that traditionally would not be held in the other WesMark Funds. I encourage you to read more about the Tactical Opportunity Fund in this Annual Report and the Prospectus.

Despite a litany of worries at the beginning of 2017 the financial markets performed above expectations. Slowing growth in China, higher interest rates, higher inflation, Brexit, an uncertain political environment in the United States, and complacent optimism on behalf of investors were all thought to be limiting factors on return potential. Instead, a combination of strong fundamental reasons drove the market to a progression of new highs throughout the year. A strong consumer has benefitted from record levels of household wealth driven by a stock market surge and rising real estate values. The increase in net worth bodes well for consumer purchasing power which helped drive corporate earnings to record levels. The consumer represents approximately 70% of US GDP and has led the recovery to this point.

Corporations are flush with cash and at the end of the year received the additional benefit of a lower corporate tax rate beginning in 2018 along with the ability to immediately expense the full cost of new equipment to improve operations and enhance worker productivity. It must be noted at this point that, according to the Bureau of Labor Statistics, labor productivity growth rate has been notably low in the current business cycle thereby limiting the growth of Gross Domestic Product (GDP). This shift in tax policy and regulatory changes that occurred throughout the year have allowed the economic driver to move away from the consumer to the business sector. Regulations that have been revoked, delayed, withdrawn, or become inactive have contributed to solid manufacturing trends, improved operating margins, and business optimism.

Equity market leadership returned to growth stocks after a year of underperformance when compared to value. Large capitalization returns exceeded those from small capitalization by nearly 65% as measured by the Standard & Poor 500 Index and Standard & Poor 600 Small Cap Index. The total return for the Standard & Poor 500 was 21.8%. Leadership was seen in Information Technology, Financials and Healthcare. The rapid evolution in technology and expanding end users, including mobile devices and automobiles, benefits those companies that lead in innovation with designs and products that improve performance and user experience. Healthcare has a similar profile as those with leading research and development efforts in advanced therapies are able to monetize their efforts. Merger and acquisition activity accelerates the speed of the cycle. Lagging sectors included Energy and Telecom. Interest rate sensitive equity sectors underperformed as expectations for higher interest rates increased as the year progressed. The energy sector overall was negative despite lower oil production levels and an improved supply/demand balance. The second half of the year witnessed a significant increase in the price of oil - up 45% from the June low - as producers maintained reduced levels of production. This reflects a production discipline that has been absent from the market for many years.

Market returns were broader based than the prior year although the largest technology companies continue to have a significant influence on returns. Facebook, Amazon, Netflix and Alphabet (parent company of Google) are frequently cited for their impact on broad measures of equity market returns. The S&P 500 Equal-Weight Index total return for 2017 was 16.7% compared to the capitalization weighted S&P 500 return of 21.8%.

The move early in the year to higher interest rates was short lived as investors remained undaunted by the threat of higher inflation driven by an accelerating pace of global growth. This benign attitude is prevalent at a time when the Federal Reserve is increasing short-term interest rates as measured by the Federal Funds rate and has begun reducing the size of their balance sheet while other central banks have indicated their plans to return to a less accommodative position. The yield curve flattened as longer maturities failed to respond to higher short-term rates. As the year ended, the interest rate spread between the 2-year and 10-year Treasury was near its low for the year. The primary driver of the falling spread is the upward move in the policy sensitive 2-year Treasury Note versus a relatively stable 10-year Treasury Note. This spread is often viewed as an indicator of economic strength with a lower spread indicating an increased risk of recession. This interest rate environment resulted in a favorable return for longer maturities when compared to shorter maturity structures. Exposure to credit risk, defined as non-government sector debt, also served to enhance fixed income returns.

As we exited 2017 a litany of worries remained, but as always is ever changing. A new Chairman for the Federal Reserve and policy transition, an increased risk of higher inflation, the impact from the Tax Cuts and Jobs Act, the Washington effect, and certainly deserving to be high on the list, are equity valuation levels and the advanced age of the current economic cycle.

The Funds ended the year with net assets of $959.4 million, an increase of $47.3 million from year end 2016 due to net inflows and positive investment performance. Investor reductions in the holdings of domestic equity funds continues to be an industry trend.

Your investment in and support of the WesMark Funds is important to us and, as always, we thank you. We continue to invest in the human and technology resources necessary to execute a successful investment plan for all of our funds. Your support is instrumental to this success. Should you have any questions or need additional information about the Funds, please visit our website www.wesmarkfunds.com or call 1-800-864-1013.

Sincerely,

David B. Ellwood, CFA
President, WesMark Funds

Performance data quoted represents past performance which is no guarantee of future results.

www.wesmarkfunds.com

Table of Contents

December 31, 2017

Management's Discussion of Fund Performance
Small Company Growth Fund	2
Growth Fund	5
Balanced Fund	7
Government Bond Fund	9
West Virginia Municipal Bond Fund	12
Tactical Opportunity Fund	15
Small Company Growth Fund
Portfolio of Investments Summary Table	17
Portfolio of Investments	18
Growth Fund
Portfolio of Investments Summary Table	21
Portfolio of Investments	22
Balanced Fund
Portfolio of Investments Summary Table	25
Portfolio of Investments	26
Government Bond Fund
Portfolio of Investments Summary Table	32
Portfolio of Investments	33
West Virginia Municipal Bond Fund
Portfolio of Investments Summary Table	39
Portfolio of Investments	40
Tactical Opportunity Fund
Portfolio of Investments Summary Table	45
Portfolio of Investments	46
Statements of Assets and Liabilities	49
Statements of Operations	51
Statements of Changes in Net Assets	53
Financial Highlights	56
Notes to Financial Statements	62
Report of Independent Registered Public Accounting Firm	74
Shareholder Expense Example	75
Board of Trustees and Trust Officers	76
Additional Information	78
Glossary of Terms	79

December 31, 2017 » Annual Report

Management’s Discussion of Fund Performance

WesMark Small Company Growth Fund	December 31, 2017 (Unaudited)

Domestic equity returns for 2017 were led by growth focused indices, counter to the results in 2016. In the first half of the year investors focused on the continuing discussion in Washington regarding healthcare and the weak economic growth posted in both the fourth quarter of 2016 and first quarter of 2017. At this time we noticed the divergence of hard data points (economic reports) and soft data points (sentiment readings). The hard data points showed that the rate of change for economic growth was slowing, but the soft data points suggested that growth would accelerate. This discrepancy had many investors hesitating to make new investments; however, as the hard data began to reflect the earlier sentiment readings, equity markets gathered momentum. When it appeared U.S. economic growth would accelerate in the second half of 2017, investors became more focused on those companies that would benefit from the improved growth. In addition, valuation levels and earnings growth suggested that small cap core and small cap growth companies were more attractive relative to value focused peers. As a result, the focus for investments shifted to more cyclical sectors. Adding further interest in these sectors was the earnest discussion of lower tax rates. The debate regarding lower corporate and personal tax rates began to intensify in the second half of 2017 and reached an affirmative vote in late December. The change in tax rates led to increased interest in small cap companies as they generally have higher corporate tax rates relative to their large cap peers.

For the full year, the WesMark Small Company Growth Fund posted a total return of 13.2% compared to the Russell 2000 Index of 14.7% and the Lipper Small-Cap Core Fund category return of 12.5%. In contrast to the prior year and across all domestic equity asset classes, growth focused indices outperformed value and core focused holdings. Within the small cap indices, the Russell 2000 Growth Index rose 22.1% compared to the Russell 2000 Index return of 14.7% and the Russell 2000 Value Index gain of 7.8%. Nevertheless, the larger cap counterparts outperformed their smaller peers with the S&P 500 rising 21.8% and the S&P Mid Cap Index gaining 16.2% for 2017. Within the small cap indices, the second half of the year provided most of the gains. In the final six months of the year the Russell 2000 Index rose 9.2% compared to 4.9% posted in the first half of 2017. The results were similar for the WesMark Small Company Growth Fund which gained 9.9% in the second half of 2017 compared to 3.0% posted during the first six months of the year. Over the past five years, the WesMark Small Company Growth Fund earned an average annual total return of 12.1% versus 14.1% and 13.0% for the Russell 2000 Index and Lipper Small-Cap Core Fund, respectively.

The Fund’s relative performance for the period was affected by both sector allocation decisions and stock selection. From a sector perspective, returns were positive across all sectors except for the Energy Index. For 2017, the S&P 600 Energy Index posted a decline of 26.7%. The decline in energy prices earlier in the year and the reduction in capital expenditures in the space weighed on energy companies’ earnings. The largest gains were made in cyclical sectors, as the S&P 600 Health Care Index was up 34.5%, the S&P 600 Industrial Index with a 16.1% gain, and S&P 600 Consumer Discretionary up 15.8%. While still positive, the returns posted in the Information Technology and Materials sectors, up 9.8% and 8.8%, respectively, were well below the broad indices. As a result, sector selection was as important as stock selection. The largest absolute weighting for the Fund was in the Industrial sector at 25.9% compared to 15.3% for the benchmark. The decision to overweight the sector aided performance and the equity selections were as impactful. For the year, the S&P 600 Industrials rose 16.1% while our holdings gained 24.0%. Nearly 80% of our Industrial holdings managed to report positive returns led by United Rentals, Masco Corp and Lennox International, up 63.0%, 40.5% and 37.4%, respectively. We will continue to monitor our sector decisions over the next year particularly given world economic growth projections.

The second largest overweight relative to the benchmark was the Information Technology sector at 22.0% compared to 13.9% for the benchmark. Our selections within the sector were more accretive to overall performance than was our overweight to the sector. For the full year, our holdings posted a return of 38.8%, well above the S&P 600 Information Technology Index 9.8% return. The decision to overweight the sector in 2017 was grounded in our belief that valuations were attractive and earnings growth should accelerate given the anticipated global economic growth. Nearly 65% of our Information Technology holdings reported positive returns led by IAC/Interactive, Qualys, and Teradyne, up 89.0%, 87.5% and 66.1%, respectively.

Financials account for the largest weighting within the benchmark. However, the Fund was slightly underweight the benchmark with a 16.3% allocation. This marked a slight increase from the prior year, as we anticipated the benefit of higher interest rates and less regulation for financial services companies. While we were correct on part of our assumption, the Fund’s returns were slightly less than the overall benchmark. Stock selection generated returns that were nearly double the S&P 600 Financials Index of 4.3% for the year. The returns generated within our Financial holdings were led by Trupanion, up 80.2%, and First America Financial Corp., gaining 57.9% for 2017.

For 2017, the S&P 600 Health Care Index was the best performing sector and was a modest overweight within the Fund. However, our holdings generated a return of 24.7% for the year trailing the benchmark. Less than 40% of our Health Care holdings reported returns above the Health Care benchmark. The Fund’s Health Care return was led by Align Technology Inc. and Hill-Rom Holdings, up 131.1% and 51.1%, respectively.

Two of our more disappointing sectors within the Fund were Energy and Consumer Discretionary. Our decision to underweight the Energy sector was helpful to performance as the S&P 600 Energy Index was down 26.7% for 2017; however, our stock selection posted returns of -34.5%. Three of our holdings posted positive returns lead by RSP Permian Inc. and Tesoro, up 15.6% and 6.0%, respectively. Within the Consumer Discretionary sector both weighting and selection were incorrect for the year. Our underweight in Consumer Discretionary, a sector that outperformed the benchmark, combined with poor stock selection resulted in returns that were not as accretive to the Fund as they should have been. Our holdings posted a return of 2.5%, led by Zagg Inc., Carters Inc. and Lithia Motors, up 162.8%, 38.0% and 18.7%, respectively.

2	www.wesmarkfunds.com

Management’s Discussion of Fund Performance

December 31, 2017 (Unaudited)	WesMark Small Company Growth Fund

Our top ten holdings accounted for 33.7% of the overall market value of the Fund. The average performance for these holdings were solid for 2017, with eight of the top ten posting returns that exceed the benchmark.

Also see Glossary of Terms on page 79.

Performance data quoted represents past performance which is no guarantee of future results.

Annual Report | December 31, 2017	3

Management’s Discussion of Fund Performance

WesMark Small Company Growth Fund	December 31, 2017 (Unaudited)

GROWTH of $10,000 invested in WesMark Small Company Growth Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark Small Company Growth Fund (the “Fund”) from December 31, 2007 to December 31, 2017, compared to the Russell 2000® Index (“Russell 2000®”)** and the Lipper Small Cap Core Funds Average (“LSCCFA”).***

AVERAGE ANNUAL TOTAL RETURN for the periods ended December 31, 2017

1 Year	5 Years	10 Years
13.19%	12.06%	7.16%

Total Annual Fund Operating Expense (as of most current Prospectus): 1.25%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Small-company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

*	Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 2000® and LSCCFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

**	The Russell 2000® is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The Russell 2000® measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

***	Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges. It is not possible to invest directly in an average.

4	www.wesmarkfunds.com

Management’s Discussion of Fund Performance

December 31, 2017 (Unaudited)	WesMark Growth Fund

The WesMark Growth Fund provided a total return of 24.2% for the year ended December 31, 2017 as compared to the Lipper Large-Cap Core Funds Average of 20.6%, placing the Fund in the first quartile of the Lipper Large-Cap Core Funds peer group. The equity markets began the year with positive momentum and continued the advance higher as the year progressed. Volatility was low and periods of market decline were few and far between with the largest decline on consecutive trading days being less than 2% with a series of new highs reached on a regular basis. The Standard & Poor’s 500 Index (S&P 500), a capitalization weighted index representing all major industries, had a total return in 2017 of 21.8%. The growth component of the Index outperformed, reversing the performance pattern witnessed in 2016. Market leadership moved to Information Technology, Materials, Consumer Discretionary, Financials and Healthcare which all provided returns that were above the return of the S&P 500. Two sectors, Telecom and Energy, had negative returns for the full year. The price of oil declined in the first half of 2017 but saw significant recovery in the second half as global producers maintained disciplined production levels in a stable demand environment. The advance in the price of the commodity aided in a recovery of energy stocks in the latter half of the year but the advance was not sufficient to offset the earlier decline. The fund maintained an underweight Energy position throughout the year which benefitted total return, however security selection was a negative as the Fund focused on those companies with a direct exposure to the price of the commodity.

The Fund’s largest positive contribution to performance came from Information Technology which, at 27.6% was the largest sector allocation. Information Technology investments had a total return for the year of 43.6% outperforming the S&P 500 Information Technology index. Increased demand in rapidly changing technologies provided the opportunity to separate the competition as innovation driven companies led the way higher. Exposure to mobile devices and automotive were key to performance. Leadership came from two of the Fund’s newer holdings, PayPal and Alibaba Group, with returns of 84.9% and 75.5% respectively. The electronic transfer of funds continues to evolve and grow as consumers use less and less cash and rely on mobile applications and devices to facilitate purchases and transfer money not only with financial institutions but with individuals in a “peer-to-peer” environment. Other positions of note in the sector included Adobe Systems and Apple. The second largest portfolio sector allocation was Healthcare at 17.4%. Performance in Healthcare was also strong on both a relative and absolute basis with a return of 27.7%, outperforming the S&P 500 Healthcare sector driven by sector leading returns from Abbott Labs, Zoetis, and Quintiles IMS Holdings (now known as IQVIA Holdings Inc.), one of the industry’s largest contract research companies. Increased utilization, successful research and development efforts, and mergers and acquisitions help drive the success in the Healthcare sector.

I closed the 2016 Management’s Discussion of Fund Performance with “while Fund performance did not meet our expectations for the full year, performance improved as the year came to a close driven by changes in market leadership as well as portfolio realignment that better captured the strength in the equity market”. Those changes in market leadership and a portfolio that was able to capture the strength of the market brought us to a favorable result in 2017.

Also see Glossary of Terms on page 79.

Performance data quoted represents past performance which is no guarantee of future results.

Diversification does not eliminate the risk of experiencing investment losses.

Lipper, Inc., a Reuters company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total returns with capital gains and dividends reinvested. For the 10-, 5-, 3- and 1- year periods, the Growth Fund was ranked 339 out of 379, 501 out of 526, 556 out of 566, and 592 out of 640 as of 12/31/17 in the Large Cap Core Funds category. Lipper does not guarantee the accuracy of the information. Lipper rankings are not intended to predict future results.

Annual Report | December 31, 2017	5

Management’s Discussion of Fund Performance

WesMark Growth Fund	December 31, 2017 (Unaudited)

GROWTH of $10,000 invested in WesMark Growth Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark Growth Fund (the “Fund”) from December 31, 2007 to December 31, 2017, compared to the Standard and Poor’s 500® Index (“S&P 500®”)** and Lipper Large Cap Core Funds Average (“LLCC”).***

AVERAGE ANNUAL TOTAL RETURN for the periods ended December 31, 2017

1 Year	5 Years	10 Years
24.22%	12.82%	6.58%

Total Annual Fund Operating Expense (as of most current Prospectus): 1.14%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*	Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500® and LLCC have been adjusted to reflect reinvestment of dividends on securities in the indexs and average.

**	The S&P 500® is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, it is not affected by cash flows. It is not possible to invest directly in an index.

***	Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges. It is not possible to invest directly in an average.

6	www.wesmarkfunds.com

Management’s Discussion of Fund Performance

December 31, 2017 (Unaudited)	WesMark Balanced Fund

The WesMark Balanced Fund provided a total return of 10.8% for the year ended December 31, 2017, as compared to the Lipper Balanced Fund Average of 13.4%, placing the Fund in the fourth quartile for the year. The Fund seeks to achieve capital appreciation and income by allocating its assets among fixed income and equity securities. The asset allocation at year-end was 33.0% fixed income, 65.3% common equity, and 1.7% cash equivalents. The fixed income allocation was reduced during the year as relative value pointed to the equity market, where the opportunity for capital appreciation was higher, and in many cases, dividend yields provided a higher level of income flow. The Fund continued to maintain a relatively short fixed income structure with a modified duration of 4.50 years compared to the prior period duration of 5.33 years. All fixed income securities held are investment grade as determined by a Nationally Recognized Statistical Rating Organization. The largest exposure in the fixed income allocation was U.S. Corporate debt which provided the highest return for the Fund’s fixed income sector at 4.7% compared to the Lipper Core Bond Funds Index return of 4.0%. Increased exposure to credit risk through a higher corporate debt allocation or exposure to below investment grade debt would have provided an improved return as would have a longer duration measure. The Fund’s allocation was designed to benefit from a rising interest rate environment and a steeper yield curve. Instead, investors found themselves in an interest rate environment that favored longer term debt as the failure of inflation to accelerate during a period of Federal Reserve increasing the Federal Funds rate three times caused a flattening of the yield curve, resulting in higher short-term rates and lower intermediate and long-term rates. The Fund’s taxable municipal sector contributed to returns and exposure to U.S. Government debt was maintained at minimal levels based on low yields when compared to other fixed income sectors.

The equity markets shifted their focus in 2017 to Growth and away from Value presenting fewer opportunities for those funds focused on value; those companies which most often include characteristics such as high relative dividend yields and lower levels of revenue and earnings growth. Within the S&P 500, Value total return for the year was 15.3% compared to Growth total return of 27.43%. The Fund’s equity total return was 17.5%, comparing favorably with the Value Index. The portfolio’s largest equity allocation was Information Technology with a bias to those companies having a current dividend and a history of increasing the dividend on a regular basis. This group represents a slower industry growth profile but still provided a substantial absolute return of 32.8% led by Intel, Apple, and Texas Instruments. It is gratifying to see these older more established companies effectively competing in a rapidly changing technology environment. Other top portfolio allocations included Financials, Healthcare, and Industrials. Financials and Healthcare provided competitive absolute returns but lagged their S&P 500 sector peers. Within Financials, banks and insurance provided mixed results. The Fund’s Healthcare return was led by AbbVie and Pfizer both of whom are benefitting from strong demand for class leading medicines. Industrials provided a solid contribution to performance with a total return of 26.9% and an allocation of 8.4%. Leadership was found in Boeing’s total return of 94.5%, benefitting from a robust airplane replacement cycle and government programs focused on defense and electronic surveillance. Industrial conglomerate Honeywell and aerospace and defense contractor Lockheed Martin were positive factors with total returns of 35.0% and 31.7%, respectively. Detracting from the performance was the holding of General Electric whose long history of acquisitions and divestitures are now presenting a challenging business mix to manage effectively. The holding, a staple of the Fund for many years, was eliminated near year-end.

As we end the year, our work shows that valuation levels favor large capitalization domestic value companies. Portfolio focus on dividend yield remains a factor in security selection. The recent passage of the Tax Cuts and Jobs Act is expected to provide higher available cash flow for corporations, some of which will be directed to higher dividends and share repurchase programs. Lower individual tax rates will result in higher disposable income for the consumer which bodes well for participants in the value segment of the market.

Also see Glossary of Terms on page 79.

Performance data quoted represents past performance which is no guarantee of future results.

Lipper, Inc., a Reuters company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. For the 10-, 5-, 3-, and 1-year periods, the Balanced Fund was ranked 140 out of 437, 292 out of 528, 288 out of 560, and 495 out of 598 as of 12/31/17 in the Balanced Funds category. Lipper does not guarantee the accuracy of this information. Lipper rankings are not intended to predict future results.

Annual Report | December 31, 2017	7

Management’s Discussion of Fund Performance

WesMark Balanced Fund	December 31, 2017 (Unaudited)

GROWTH of $10,000 invested in WesMark Balanced Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark Balanced Fund (the “Fund”) from December 31, 2007 to December 31, 2017, compared to the Standard and Poor’s 500® Index (“S&P 500®”)**, the Barclays Capital Intermediate U.S. Government/Credit Index (“BCIGCI”)***, the Lipper Balanced Funds Average (“LBFA”) ††, and a combined index consisting of 60% S&P 500® and 40% BCIGCI (“Balanced Composite Index”)†.

AVERAGE ANNUAL TOTAL RETURN for the periods ended December 31, 2017

1 Year	5 Years	10 Years
10.77%	7.78%	5.73%

Total Annual Fund Operating Expense (as of most current Prospectus): 1.24%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

*	Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500®, BCIGCI, LBFA, and Balanced Composite Index have been adjusted to reflect reinvestment of dividends on securities in the index and average.

**	The S&P 500® is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, it is not affected by cash flows. It is not possible to invest directly in an index.

***	The BCIGCI is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The BCIGCI is an unmanaged market value weighted performance index for government and corporate fixed rate debt issues with maturities between one and ten years. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

†	The Balanced Composite Index is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The Balanced Composite Index is an unmanaged index, comprised 60% S&P 500® and 40% BCIGCI, and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index or average.

††	Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges. It is not possible to invest directly in an average.

8	www.wesmarkfunds.com

Management’s Discussion of Fund Performance

December 31, 2017 (Unaudited)	WesMark Government Bond Fund

Fixed income assets performed better than originally anticipated in 2017. Higher bond prices via spread compression gained momentum as global central bank’s policies remained accommodative, global economic growth trended higher, inflation remained well contained, and investor demand out-weighed supply.

Despite questions over the ability of the new administration to deliver on promised reforms, the US economy remained resistant. Declining volatility, mild economic growth, tame inflation, and range bound domestic interest rates have all contributed to fixed income’s second consecutive year of positive returns. The down-in-credit, long-curve allocations were particularly winning strategies.

Within the fixed income sector, preferred securities were the top performer in 2017 given their inherent exposure to the financial sector and the long end of the US Treasury curve. Rounding out the top four performers within the fixed income sector are taxable municipals, due to potential tax implications; high yield credit due to the oil price recovery and enhanced credit exposure; and investment grade corporate debt due to their long curve exposure and foreign demand.

The slope of the US yield curve was the central topic in 2017. Historically, as the Federal Open Market Committee (FOMC) raises short-term interest rates the yield curve flattens as short-term yields rise more than longer term rates. The Federal Reserve increased the Federal Funds rate with three 25 basis point hikes in 2017 and ended the period at 1.5%. In 2017, the flattening of the yield curve was magnified by the sharp rise in the 2 year US Treasury yield against a small decline in the 10 year US Treasury yield. Initially, the market perceived higher short end rates and lower long end rates as a precursor to slower economic growth and declining inflation.

At the start of 2017, and over proceeding several years, the fear of spiking US interest rates had been on the forefront of investors’ concerns. For the most part, this concern has yet to become a reality. Given the low global interest rate environment, US interest rates have served as a yield enhancement for foreign investors, a safe haven for the “naysayers”, a hedge for the overweight equity allocation investor, and a fixed income vehicle for the aging population. These factor enhanced demand for mid to longer term US Treasury securities and contributed to the flattening of the yield curve. These demand side factors were prevalent in 2017 and may continue going forward in varying degrees. However, in the fourth quarter of 2017, the dislocation in the equilibrium transitioned to the supply side of the US Treasury Market.

Although a quicker than expected exit from the European Central Bank’s quantitative easing program or meaningfully higher growth and inflation numbers abroad may disrupt the consistency of foreign demand to which the US Treasury Markets have become accustomed, it is the increase in Treasury issuance that began affecting US interest rates in the fourth quarter of 2017.

In its effort to reduce the size of its balance sheet, the FOMC implemented its balance sheet normalization program in the fourth quarter of 2017. The normalization program calls for the Federal Reserve to reduce its balance sheet by $10 billion per month for the three months. The reduction consisted of 60% US Treasury securities and 40% mortgage related securities. Then, every three months thereafter, the amount of the monthly balance sheet reduction will increase an additional $10 billion with the same allocation of US Treasury securities and mortgage related securities. This escalation will continue until the Federal Reserve is reducing its balance sheet by $50 billion per month with the same allocation of US Treasury and mortgage related securities.

Throughout 2017 there were contentious negotiations in congress over the debt ceiling. In December of 2017, Congress passed a comprehension tax reform bill which increases the federal deficit an estimated $1.5 trillion over 10 years. On the heels of a larger budget deficit and increasing Treasury and mortgage related securities roll-off from the FOMC balance sheet, 2017 net new issuance was $1,424 billion and had a supply/demand gap of $457 billion. This increased supply, better than expected economic growth, lower expected US individual and corporate tax rates caused US interest rates to trend higher in the latter part of 2017. In the fourth quarter of 2017, the US Treasury announced it would meet much of its new borrowing requirements in the short end of the curve. That announcement accelerated curve flattening which was already under way in anticipation of additional central bank tightening.

The yield on the 10 year US Treasury began 2017 at 2.4%. The yield peaked at 2.6% on March 13, 2017. Within the second and third quarter of 2017, the failure of inflation to materialize supported the flattening of the yield curve and the 10 year US Treasury reached a low of 2.0% in September 7, 2017. In reaction to better than expected economic growth in the second and third quarter and in anticipation of tax reform stimulus, the yield on the 10 year US Treasury ended the report period at 2.4%. The spread between the 2 year US Treasury and the 10 year US Treasury began 2017 at 126 basis points and ended the year at 50 basis points. During the report period, the yield at the 2 year US Treasury increased 76 basis points while the yield at the 10 year US Treasury declined 3 basis points.

For 2017, non-farm payrolls increased on average $171,000 per month with an unemployment rate of 4.1% at the end of the report period as compared to 4.7% reported in December 2016. The median duration of unemployment was 9.1 weeks in the report period compared to 10.3 weeks in the prior year. The U-6 unemployment rate, which includes discouraged workers and part time workers seeking full time work was 8.1% at the end of the period as compared to 9.2% in the previous year. The labor force participation rate remained at 62.7%. Real average hourly earnings increased 2.5% in the period as compared to 2.9% in the prior period. For 2017, the Gross Domestic Product increased 2.6% on a quarter over quarter basis after 1.9% quarter over quarter increase in 2016. On average for 2017, retail sales increased 5.4% as compared to 4.1% in 2016, while gasoline prices increased 9.1%. Consumer spending was very strong in the fourth quarter of 2017, in part due to the surge in auto sales late in the year to replace vehicles destroyed in Hurricanes Harvey and Irma.

Annual Report | December 31, 2017	9

Management’s Discussion of Fund Performance

WesMark Government Bond Fund	December 31, 2017 (Unaudited)

The ISM Manufacturing Index ended 2017 at 59.7% compared to 54.7% at the end of the prior reporting period. The ISM Non-Manufacturing Index ended at 55.9% compared to 57.2% at the end of the prior reporting period.

The rate of inflation, as measured by the Consumer Price Index, ended the reporting period at 0.1% compared to 2.1% at the end of the prior year. Core prices, which exclude food and energy, increased 0.3% in the period, as compared to an increase of 2.2% in 2016. Energy prices increased 6.9% year over year as compared to 5.4% increase in 2016. While food prices increased 1.6% versus a decline of 0.1% in 2016. The Federal Reserve preferred measure of inflation, the Core PCE (Personal Consumption Expenditure) price deflator increased 1.5% year-over-year in 2017 compared to 1.6% in 2016.

The WesMark Government Bond Fund provided a total return of 1.20% for calendar year 2017. The Lipper Investment US Government Fund’s return was 1.39% for the same period. The duration of the securities held in the fund was 5.1 years on December 31, 2017, compared to 4.35 years on December 31, 2016. Within the report period, the spread on current coupon Mortgage Backed Securities (MBS) versus the 5 year and 10 year US Treasury tightened 30 basis points and ended the period at 67 basis points. The funds decision to underweight Mortgage Backed Securities (MBS) compared to Collateralized Mortgage Obligations (CMO’s) limited the fund’s performance relative to its benchmark.

Total mortgage securities guaranteed by Fannie Mae and Freddie Mac represented 74% of the Fund as of December 31, 2017 as compared to 72.6% of the fund in December 31, 2016. Within the mortgage allocation, Fannie Mae and Freddie Mac guaranteed mortgage pools (MBS) comprised 13% with Collateralized Mortgage Obligations (CMO) comprising 61%. The average interest rate for the mortgage pools was 2.78% while the average interest rate for the CMOs was 2.25%. U.S. Treasury Securities were 4% of the portfolio with Small Business Administration securities accounting for 1%. Taxable municipal securities accounted for 18% of the portfolio. The average interest rate for the taxable municipal bonds was 3.99% as of December 31, 2017. Mortgage related securities within the fund had a total return of 1.6% compared to Lipper Intermediate U.S. Government Index return of 1.8%. Taxable municipal securities had a total return of 4.3% in the period compared to the Lipper Intermediate Municipal Index return of 4.4%. At the end of the report period, the fund contained 3% cash equivalents.

Also see Glossary of Terms on page 79.

Performance data quoted represents past performance which is no guarantee of future results

10	www.wesmarkfunds.com

Management’s Discussion of Fund Performance

December 31, 2017 (Unaudited)	WesMark Government Bond Fund

GROWTH of $10,000 invested in WesMark Government Bond Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark Government Bond Fund (the “Fund”) from December 31, 2007 to December 31, 2017, compared to the Barclays Capital Intermediate U.S. Government/Credit Index (“BCIGCI”)**, the Lipper Intermediate U.S. Government Funds Average (“LIGFA”)***, and the Lipper General U.S. Government Funds Average (“LGUS”).***

AVERAGE ANNUAL TOTAL RETURN for the periods ended December 31, 2017

1 Year	5 Years	10 Years
1.20%	0.71%	2.42%

Total Annual Fund Operating Expense (as of most current Prospectus): 1.00%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates, and although the securities are generally supported by some form of government or private insurance, there is no assurance that private guarantors or insurers will meet their obligations.

*	Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The BCIGCI, LIGFA and the LGUS have been adjusted to reflect reinvestment of dividends on securities in the index and averages.

**	The BCIGCI is an unmanaged market value weighted performance index for government and corporate fixed rate debt issues with maturities between one and ten years. BCIGCI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

***	Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges. It is not possible to invest directly in an average.

Annual Report | December 31, 2017	11

Management’s Discussion of Fund Performance

WesMark West Virginia Municipal Bond Fund	December 31, 2017 (Unaudited)

West Virginia’s economy, after a period of decline, has returned to a time of economic growth driven by the energy markets and the contribution from natural gas and a stabilization of the coal industry. Employment increases in the service sectors have provided an offset to job losses in other industries resulting in a notable decline in the state’s unemployment rate. West Virginia’s Gross Domestic Product has begun to increase. Natural gas markets benefit from an ongoing buildout of the pipeline network moving an abundance of natural gas and natural gas byproducts to markets where demand and pricing is stronger. Exports are an important part of West Virginia’s economy and are not limited to energy but includes chemicals, machinery, and auto components, among others. The availability of West Virginia municipal bonds remains limited but the Fund was able to end the year with 96.7% of its assets in West Virginia municipal bonds. Recent legislative decisions to increase infrastructure spending will bring new bonds to the market.

Overall, fixed income assets performance was better than initially anticipated in 2017. Higher bond prices via spread compression gained momentum as the policies of global central banks remained accommodative, global economic growth trended higher, inflation remained well contained, and investor demand out-weighed supply.

Despite questions over the ability of the new administration to deliver on promised reforms, the U.S. economy remained resilient. Declining volatility, mild economic growth, tame inflation, and range bound domestic interest rates have all contributed to fixed income’s second consecutive year of positive returns. The lower credit, longer term allocations were a particularly rewarding strategy. Taxable municipals, due to potential tax implications, were strong performers within the municipal sector.

The slope of the U.S. yield curve was a central topic in 2017. Historically, as the Federal Open Market Committee (FOMC) raises short-term interest rates, the yield curve flattens as short term yields rise more than longer term rates. The Federal Reserve increased the Federal Funds rate with three quarter percent hikes in 2017 ending the year at 1.50%. In 2017, the flattening of the yield curve was magnified by the sharp rise in the 2 year U.S. Treasury yield versus a small decline in the 10 year U.S. Treasury yield. Initially, the market perceived higher short term rates and lower long term rates as a precursor to slower economic growth and declining inflation.

At the start of 2017, and over the preceding several years, the fear of rapidly rising U.S. interest rates had been in the forefront of investors’ concerns. For the most part, this concern has yet to become a reality. Given the low global interest rate environment, U.S. interest rates have served as a yield enhancement for foreign investors, a safe haven for the “naysayers”, a hedge for the overweight equity allocation investor, and a fixed income vehicle for an aging population. These factors enhanced demand for mid to longer-term U.S. Treasury securities and contributed to the flattening of the yield curve. These demand side factors were prevalent in 2017 and may continue going forward. However, in the fourth quarter of 2017, the dislocation in the equilibrium transitioned to the supply side of the U.S. Treasury Market.

In an effort to reduce the size of its balance sheet, the FOMC implemented its balance sheet normalization program in the fourth quarter of 2017. The normalization program calls for the Federal Reserve to reduce its balance sheet by $10 billion per month for three months. The reduction consisted of 60% U.S. Treasury securities and 40% mortgage related securities. Then, every three months thereafter, the amount of the monthly balance sheet reduction will increase an additional $10 billion with the same allocation of U.S. Treasury securities and mortgage related securities. This escalation will continue until the Federal Reserve is reducing its balance sheet by $50 billion per month.

Throughout 2017 there were contentious negotiations in Congress over the debt ceiling. In December of 2017, Congress passed a comprehensive tax reform bill which increases the federal deficit an estimated $1.5 trillion over 10 years. On the heels of a larger budget deficit and increasing Treasury and mortgage related securities roll-off from the FOMC balance sheet, 2017 net new issuance was $1,424 billion creating a supply/demand gap of $457 billion. This increased supply, along with better than expected economic growth and lower expected U.S. individual and corporate tax rates caused U.S. interest rates to trend higher in the latter part of 2017. In the fourth quarter of 2017, the U.S. Treasury announced it would meet much of its new borrowing requirements in the short end of the curve. That announcement accelerated curve flattening which was already under way in anticipation of additional central bank tightening.

For 2017, non-farm payrolls increased on average 171,000 per month with an unemployment rate of 4.1% at the end of 2017 as compared to 4.7% reported in December 2016. The median duration of unemployment was 9.1 weeks in the report period compared to 10.3 weeks in the prior year. The U-6 unemployment rate, which includes discouraged workers and part time workers seeking full time work, was 8.1% compared to 9.2% in the previous year. The labor force participation rate was unchanged at 62.7%. Real average hourly earnings increased 2.5% in the period as compared to 2.9% in the prior period. For 2017, the Gross Domestic Product increased 2.6% on a quarter over quarter basis versus 1.9% quarter over quarter increase in 2016. On average, for 2017, retail sales increased 5.4% as compared to 4.1% in 2016, while gasoline prices increased 9.1%. Consumer spending was very strong in the fourth quarter of 2017, in part due to the surge in auto sales late in the year to replace vehicles destroyed in Hurricanes Harvey and Irma.

The rate of inflation, as measured by the Consumer Price Index, ended the reporting period at 0.1% compared to 2.1% at the end of the prior year. Core prices, which exclude food and energy, increased 0.3% in the period, as compared to an increase of 2.2% in 2016. Energy prices increased 6.9% year over year as compared to 5.4% increase in 2016 while food prices increased 1.6% versus a decline of 0.1% in 2016. The Federal Reserve’s preferred measure of inflation, the Core PCE (Personal Consumption Expenditure) price deflator, increased 1.5% year-over-year in 2017 compared to 1.6% in 2016.

12	www.wesmarkfunds.com

Management’s Discussion of Fund Performance

December 31, 2017 (Unaudited)	WesMark West Virginia Municipal Bond Fund

In the wake of a sharp sell-off at the end of 2016 following the U.S. presidential election, municipal securities reversed course in January 2017. For most of 2017, robust demand for tax exempt securities coincided with a limited supply of new issues to drive municipal bond prices higher. Following ten months of lower new issuance in 2017, as compared to 2016, the pace of new municipal bond sales reversed course in November 2017. December 2017 posted the heaviest supply on record with $62.5 billion in issuance. Uncertainly surrounding tax reform prompted many issuers to accelerate their bond issuance into the final week of 2017. New money, refunding, and combined issuance all increased by triple digits in 2017 on a year-over-year basis. Refunding increased 412% from $5.6 billion to $28.5 billion, while new money issuance increased 109% from $13 billion to $27.3. Combined issuance tripled from $2.2 billion to $6.7 billion year-over-year. In total for 2017, new municipal bond sales were $436.3 billion, only outpaced by the 2016 record of $444.8 billion.

On December 22, 2017 following months of debate and negotiation, President Trump signed a comprehensive tax reform bill into law. The provisions of the law continues the tax-exempt status of municipal bonds. Advanced refunding bonds issued after December 31, 2017 are no longer eligible for federal tax exemption. Existing advanced refunding bonds remain exempt. The final tax bill did not change the tax treatment of Private Activity Bonds. The tax advantage of municipal bonds will gain renewed attention among certain investors following passage of the Tax Cuts and Jobs Act.

In 2017, the short end of the municipal yield curve increased, reflecting changes in monetary policy as the Federal Reserve increased interest rates. Yields on three year municipal securities increased 35 basis points over the report period. By contrast, yields on longer-dated municipal securities declined. The greatest yield decline occurred at the 23 year maturity point and beyond as concerns over inflation were muted. Yields on high grade 30 year municipals declined 50 basis points within the report period. This shift in yield had the effect of flattening the tax exempt yield curve. The spread between the 2 year and 30 year narrowed 85 basis points during the period. Spreads on lower rated BBB bonds ended the year at tighter levels of 83 basis points compared to 95 basis points at the beginning of the period, reflecting investors demand for yield. Single A rated bonds ended the year at a spread of 48 basis points versus 59 at the beginning of the period. According to Municipal Markets Analytics (MMA), in 2017 the municipal payment default rate was 0.25%, excluding Puerto Rico. The municipal default rate was 1.76% in 2017 including Puerto Rico.

In 2017, with the flattening of the municipal yield curve, as short-term interest rates increased while longer dated interest rates declined; longer term, lower credit quality municipal securities out performed shorter term, higher quality securities.

Within the state of West Virginia, there were 22 negotiated new issues and three competitive new issue in 2017. With the limited scale of new issuance and disproportionate demand, West Virginia Municipal debt securities did not experience the dramatic price volatility experienced by municipal debt securities from more leveraged states.

Within the report period, Moody’s Investors Service downgraded the state of West Virginia’s general obligation debt to Aa2 from Aa1, affecting approximately $393.6 million in debt outstanding. The state’s lease appropriation and moral obligation debt was downgraded one notch to Aa2 and A1, respectively, reflecting ties to the general obligation rating. Concurrently, Moody’s has affirmed the ratings on the state’s State Lottery Fund and Excess Lottery Revenue Fund bonds of A1. The outlook for the General Obligation and General Obligation related debt has been revised to stable from negative. The outlook for the lottery bonds remains stable.

The downgrade of the general obligation and related lease ratings reflect the recent multi-year trend of growing structural imbalance between annual expenditures and available resources. While the state has used a mixture of revenue enhancements, expenditure reductions and reserves to close budget gaps, revenues continue to lag budget estimates and structural imbalances are likely to persist.

The state’s economy has begun to stabilize. However, pension liabilities remain above average and the state’s debt burden could increase under the Governor’s new infrastructure proposal. The Moody’s outlook for the state is stable and liquidity remains healthy allowing the state financial flexibility to weather a slower rebound.

The WesMark West Virginia Municipal Bond Fund had a total return of 3.90% in 2017. The Funds benchmark, the Barclays Municipal Bond 5 year Index return was 3.14% for the report period. The duration of the fund was 4.5 years as of December 31, 2017, as compared to 5.28 years as of December 31, 2016. The net investment income dividend (excluding capital gain distributions) was $0.21 per share for the report period compared to $0.22 per share for the prior period. Approximately 96.7% of the dividend was derived from West Virginia Municipal Securities and was exempt from federal and state income tax for West Virginia residents. The portfolio did not contain any securities subject to Alternative Minimum Tax. At the end of the report period 80% of the portfolio securities were rated BBB or higher with 5% rated AAA. The securities within the fund had an average maturity of 8.42 years at the end of the period which exceeded the Barclay Municipal 5 Year Index. This enhanced the performance of the fund in relation to its benchmark as the yield curve flattened within the period. Short term interest rates from one month to 8 years increased while interest rates for 8 years and beyond declined within the period.

Also see Glossary of Terms on page 79.

Performance data quoted represents past performance which is no guarantee of future results.

Annual Report | December 31, 2017	13

Management’s Discussion of Fund Performance

WesMark West Virginia Municipal Bond Fund	December 31, 2017 (Unaudited)

GROWTH of $10,000 invested in WesMark West Virginia Municipal Bond Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark West Virginia Municipal Bond Fund (the “Fund”) from December 31, 2007 to December 31, 2017, compared to the Barclays Capital Municipal Bond 5 Year Total Return Index (“BCM5I”)** and the Lipper Intermediate Municipal Debt Funds Average (“LIMDFA”).***

AVERAGE ANNUAL TOTAL RETURN for the periods ended December 31, 2017

1 Year	5 Years	10 Years
3.90%	2.03%	3.10%

Total Annual Fund Operating Expense (as of most current Prospectus): 1.08%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

*	Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The BCM5I and the LIMDFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

**	The BCM5I is an unmanaged market value weighted performance index for major municipal bonds of all quality ratings with an average maturity of approximately five years. BCM5I is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

***	Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges. It is not possible to invest directly in an average.

14	www.wesmarkfunds.com

Management’s Discussion of Fund Performance

December 31, 2017 (Unaudited)	WesMark Tactical Opportunity Fund

The wide latitude of permitted investment options allows us to position the Fund in sectors and asset classes that we believe should perform well based on the economic cycle, market cycle and valuations. Beginning in March, we noted a divergence of hard data points (economic reports) and soft data points (sentiment readings). The hard data points showed that the rate of change for economic growth was slowing while the soft data points suggested growth would accelerate. Furthermore, we observed the recovering economic growth in international markets. The potential coordination of global growth would be the first time in a number of years where many of the larger economies would see simultaneous growth. This should allow for quantitative easing programs undertaken by a number of central banks to moderate and potentially allow interest rates to increase. As the year progressed, domestic labor markets continued to strengthen leading us to have confidence that wage growth would accelerate.

As a result, our initial asset allocation was an overweight to equities and a neutral weight within fixed income. However, our fixed income holdings focused less on interest rate sensitive areas like high yield, bank loan, and floating rate bonds. In our view an acceleration of growth in the domestic economy would allow spreads to compress in the high yield space and short term rates to move higher. Within our equity holdings, we deemed that more cyclical sectors and industries would benefit from the faster than anticipated economic growth. In addition, from an industry perspective, we assembled several holdings in information technology and internet focused companies. We expected government spending to increase in the upcoming year based on the U.S. and international defense budgets responding to increased geopolitical pressures. Based on the improved international economic outlook and attractive valuations, our initial exposure to international markets was a mix of developed and emerging countries. Our market cap bias was toward smaller companies; largely based on the market cycle and valuations. We believed that equities offered increased upside potential relative to fixed income; however, we wanted to be vigilant. As a result, our alternative asset class holdings included long/short and covered call allocations.

Entering the final four months of the year, we remained biased toward equities with a lower than neutral allocation to fixed income. The holdings continued to remain skewed toward cyclical sectors and asset classes with a focus on growth orientated funds, technology focused holdings, and industrial exchange traded funds (ETFs). However, at this time we adjusted our fixed income holdings removing our allocation to high-yield and bank loan products as yield spreads approached long-term averages. The improved domestic economy and low yields encouraged investors to add more risk to their fixed income allocations resulting in the spread between the respective yields to lessen over the final months of the year. Proceeds were used to reallocate within fixed income, still focusing on shorter duration holdings. The trades that were made included additional purchases in the investment grade floating rate product and an initiation of an investment grade corporate position. In addition, we maintained exposure in long/short and covered call products within the alternative asset class. Furthermore, the covered call strategy was increased on our existing holdings to increase the call premium earned.

As we ended 2017, our fixed income holdings were increased but still remained underweight to our neutral target. Yields on the 10-year treasury moved higher throughout the last quarter of 2017 closing near 2.50%. We used the rise in rates as an opportunity to increase our allocations particularly as equity markets continued to move above fair valuation. Despite the elevated valuation levels, we remained overweight equities. In our view, the approved changes to tax policy would allow earnings growth to continue in the upcoming years resulting in valuations that are closer to the long-term average on a forward looking basis. Our allocations remained focused on cyclical companies; however, our asset class style shifted from Growth to Value. In our view valuations within growth companies had become slightly extended relative to value focused holdings. In addition, the changes to tax policy would likely benefit value companies compared to growth. Within our alternative asset class we established a small position in commodities. We expect that commodity prices will continue to strengthen in 2018 largely due to the coordinated macroeconomic growth and the increasing pressures from inflation.

Since inception (March 1, 2017), the WesMark Tactical Opportunity Fund posted a total return of 8.3%. That compares to the MSCI All Country World Index (“MSCI ACWI”) of 16.9% and the Barclays Capital U.S. Aggregate Bond Index (“U.S. BarCap Aggregate Bond Index”) of 3.2%. For the period, our Tactical Composite Index consisting of 60% MSCI ACWI, 30% U.S. BarCap Aggregate Bond Index and 10% HFRI Fund of Funds Composite Index posted a return of 11.9%.

For the year, several of our industry specific holdings posted solid returns. Our decision to focus on global technology and internet-focused holdings, iShares Global Technology ETF (+27.1%) and First Trust Dow Jones Internet Index ETF (+26.1%) aided performance during the period. Based on the discussions following the U.S. elections, we anticipated that spending on military and defense would increase in 2017. Moreover, that was echoed in a number of other developed countries. As a result, we established a position in the iShares U.S. Aerospace and Defense ETF which gained 23.4% during the holding period. Also, reduced regulation on the financial sector and improving interest rates was expected to benefit the Financial Services industry. During 2017, the Financial Select Sector ETF rose 21.2%, helping to offset weaker returns in other financial services holdings. Our modest international holdings were accretive to the return of the Fund. The iShares Core International Stock holding, is a market cap weighted index of global stocks, which covers nearly all of the global market capitalization outside the U.S., rose 19.7% for the period. This holding allowed us to capture a greater allocation to small-cap exposure that is largely ignored by peers. Our remaining international exposure, iShares MSCI EAFE ETF and iShares MSCI Emerging Markets ETF, gained 13.3% and 15.6% respectively. In addition to being more sector specific, these ETFs give us the ability to write options, which were used to capture additional call premiums and potentially hedge any exposure.

Our top ten holdings accounted for 63.1% of the overall market value of the Fund. The average performance for these holdings were solid for 2017, with eight of the top ten posting positive returns.

Also see Glossary of Terms on page 79.

Performance data quoted represents past performance which is no guarantee of future results.

Annual Report | December 31, 2017	15

Management’s Discussion of Fund Performance

WesMark Tactical Opportunity Fund	December 31, 2017 (Unaudited)

GROWTH of $10,000 invested in WesMark Tactical Opportunity Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark Tactical Opportunity Fund (the “Fund”) from March 1, 2017 to December 31, 2017, compared to the Tactical Composite Index (“Composite”)**, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”)***, and the Barclays US Aggregate Index (“US BarCap Agg”).****

AVERAGE ANNUAL TOTAL RETURN for the periods ended December 31, 2017

6 Months	Since Inception (3/1/17)
5.58%	8.33%

Total Annual Fund Operating Expense (as of most current Prospectus): 2.24%

Total Annual Fund Operating Expense After Fee Waiver (as of most current Prospectus): 2.01%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

*	Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The Composite, the MSCI ACWI and the US BarCap Agg have been adjusted to reflect reinvestment of dividends on securities in the index and average.

**	The Tactical Composite Index is comprised of a combination of 60% MSCI ACWI, 30% Barclays US Aggregate Index and 10% HFRI Fund^ of Funds Composite Index.

***	The MSCI ACWI is a market capitalization weighted index designed to provide a broad measure of equity market performance throughout the world and is comprised of stocks from both developed and emerging markets.

****	The US BarCap Agg measures the performance of the U.S. investment grade bond market.

^	The Hedge Fund Research, Inc. (HFRI) Fund of Funds Composite Index is an equal weighted index that consists of over 800 constituent hedge funds, including both domestic and offshore funds.

16	www.wesmarkfunds.com

Portfolio of Investments Summary Table

December 31, 2017 (Unaudited)	WesMark Small Company Growth Fund

At December 31, 2017, the Fund's Portfolio Composition(1) was as follows:

Portfolio Composition	Percentage of Total Net Assets
COMMON STOCKS	96.0%
SHORT TERM INVESTMENTS(2)	2.6%
EXCHANGE TRADED FUNDS	1.6%
OTHER ASSETS AND LIABILITIES - NET(3)	-0.2%
TOTAL NET ASSETS	100.0%

At December 31, 2017, the Fund's Sector composition(4) was as follows:

Sector Composition	Percentage of Total Net Assets
Industrials	26.9%
Information Technology	22.8%
Health Care	19.9%
Financials	13.9%
Consumer Discretionary	6.9%
Materials	2.8%
Consumer Staples	1.8%
Exchange Traded Funds	1.6%
Energy	1.0%
Equity Portfolio Sub-Total	97.6%
Short Term Investments(2)	2.6%
Other Assets and Liabilities - Net(3)	-0.2%
Total Net Assets	100.0%

(1)	See the Fund's Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.

(2)	Short Term Investments include investment in a money market mutual fund.

(3)	Assets, other than investments in securities, less liabilities.

(4)	Securities are assigned to a sector classification by the Fund's advisor.

Annual Report | December 31, 2017	17

Portfolio of Investments

WesMark Small Company Growth Fund	December 31, 2017

Shares/Principal Amount		Value
COMMON STOCKS-96.0%
CONSUMER DISCRETIONARY-6.9%
	Apparel Retail-2.2%
48,304	Foot Locker, Inc.	$2,264,492

	Apparel, Accessories & Luxury Goods-1.2%
10,631	Carter's, Inc.	1,249,036

	Automotive Retail-2.1%
18,767	Lithia Motors, Inc., Class A	2,131,744

	Consumer Electronics-0.7%
37,460	ZAGG, Inc.(1)	691,137

	Home Improvement Retail-0.4%
8,800	Floor & Decor Holdings, Inc., Class A(1)	428,384

	Internet & Direct Marketing-0.3%
5,100	Nutrisystem, Inc.	268,260

TOTAL CONSUMER DISCRETIONARY		7,033,053

CONSUMER STAPLES-1.8%
	Household Products-1.8%
16,431	Spectrum Brands Holdings, Inc.	1,846,844

TOTAL CONSUMER STAPLES		1,846,844

ENERGY-1.0%
	Oil & Gas Exploration & Production-1.0%
13,725	QEP Resources, Inc.(1)	131,348
23,061	RSP Permian, Inc.(1)	938,121
		1,069,469
TOTAL ENERGY		1,069,469

FINANCIALS-13.9%
	Investment Banking & Brokerage-3.0%
50,647	Stifel Financial Corp.	3,016,535

	Life & Health Insurance-1.0%
34,337	Trupanion, Inc.(1)	1,005,044

	Property & Casualty Insurance-0.7%
12,906	First American Financial Corp.	723,252

	Regional Banks-7.9%
25,837	Associated Banc-Corp.	656,260
Shares/Principal Amount		Value
23,345	BancorpSouth Bank	$734,200
16,169	Banner Corp.	891,235
25,153	First Bancorp	888,152
39,142	First Horizon National Corp.	782,449
34,078	Fulton Financial Corp.	609,996
15,570	MB Financial, Inc.	693,176
52,504	Old National Bancorp	916,195
10,390	South State Corp.	905,489
28,160	Trustmark Corp.	897,178
		7,974,330
	Reinsurance-1.3%
27,282	Validus Holdings, Ltd.	1,280,071

TOTAL FINANCIALS		13,999,232

HEALTH CARE-19.9%
	Health Care Equipment-6.2%
25,000	Analogic Corp.	2,093,750
33,228	Hill-Rom Holdings, Inc.	2,800,788
17,206	Integra LifeSciences Holdings Corp.(1)	823,479
87,766	Invuity, Inc.(1)	544,149
		6,262,166
	Health Care Supplies-3.8%
8,543	Align Technology, Inc.(1)	1,898,169
23,000	Neogen Corp.(1)	1,890,830
		3,788,999
	Health Care Technology-3.9%
184,724	Allscripts Healthcare Solutions, Inc.(1)	2,687,734
9,363	athenahealth, Inc.(1)	1,245,654
		3,933,388
	Life Sciences Tools & Services-3.1%
9,978	Charles River Laboratories International, Inc.(1)	1,092,092
18,044	ICON PLC(1)	2,023,635
		3,115,727
	Pharmaceuticals-2.9%
65,200	Prestige Brands Holdings, Inc.(1)	2,895,532

TOTAL HEALTH CARE		19,995,812

INDUSTRIALS-26.9%
	Aerospace & Defense-7.1%
74,350	Hexcel Corp.	4,598,547
29,246	Moog, Inc., Class A(1)	2,540,015
		7,138,562

18	www.wesmarkfunds.com

Portfolio of Investments

December 31, 2017	WesMark Small Company Growth Fund

Shares/Principal Amount		Value
	Airlines-2.3%
15,000	Allegiant Travel Co.	$2,321,250

	Building Products-6.9%
44,987	AAON, Inc.	1,651,023
22,780	Lennox International, Inc.	4,744,163
14,523	Masco Corp.	638,141
		7,033,327
	Construction & Engineering-4.1%
104,774	Quanta Services, Inc.(1)	4,097,711

	Construction Machinery & Heavy Equipment-0.8%
53,640	Spartan Motors, Inc.	844,830

	Diversified Support Services-1.0%
6,411	UniFirst Corp.	1,057,174

	Trading Companies & Distributors-3.0%
17,497	United Rentals, Inc.(1)	3,007,909

	Trucking-1.7%
20,528	Ryder System, Inc.	1,727,842

TOTAL INDUSTRIALS		27,228,605

INFORMATION TECHNOLOGY-22.8%
	Electronic Equipment & Instruments-2.3%
17,549	OSI Systems, Inc.(1)	1,129,805
70,598	VeriFone Systems, Inc.(1)	1,250,291
		2,380,096
	Internet Software & Services-2.5%
13,374	IAC/InterActiveCorp(1)	1,635,373
76,792	Quotient Technology, Inc.(1)	902,306
		2,537,679
	Semiconductor Equipment-3.4%
81,430	Teradyne, Inc.	3,409,474

	Semiconductors-6.8%
20,267	Cavium, Inc.(1)	1,698,983
172,377	Cypress Semiconductor Corp.	2,627,025
52,172	Integrated Device Technology, Inc.(1)	1,551,074
74,281	Rambus, Inc.(1)	1,056,276
		6,933,358
	Systems Software-3.6%
70,650	FireEye, Inc.(1)	1,003,230
14,993	Qualys, Inc.(1)	889,835
Shares/Principal Amount		Value
47,362	Rapid7, Inc.(1)	$883,775
11,460	Tableau Software, Inc., Class A(1)	793,032
		3,569,872
	Technology Distributors-1.2%
9,232	SYNNEX Corp.	1,255,090

	Technology Hardware, Storage & Equipment-3.0%
12,536	NCR Corp.(1)	426,099
164,747	Pure Storage, Inc., Class A(1)	2,612,887
		3,038,986
TOTAL INFORMATION TECHNOLOGY		23,124,555

MATERIALS-2.8%
	Forest Products-2.3%
87,405	Louisiana-Pacific Corp.(1)	2,295,255

	Paper Products-0.5%
24,128	PH Glatfelter Co.	517,304

TOTAL MATERIALS		2,812,559

TOTAL COMMON STOCKS
(Cost $57,162,014)		97,110,129

EXCHANGE TRADED FUNDS-1.6%
10,706	Vanguard Small-Cap ETF	1,582,347

TOTAL EXCHANGE TRADED FUNDS
(Cost $1,434,242)		1,582,347

SHORT TERM INVESTMENTS-2.6%
	Mutual Funds-2.6%
2,595,177	Federated Government Obligations Fund 7-Day Yield 1.184% (at net asset value)	2,595,177

TOTAL SHORT TERM INVESTMENTS
(Cost $2,595,177)		2,595,177

TOTAL INVESTMENTS-100.2%
(Cost $61,191,433)		101,287,653
OTHER ASSETS AND LIABILITIES-NET(2)-(0.2)%		(226,916)
NET ASSETS-100.0%		$101,060,737

Annual Report | December 31, 2017	19

Portfolio of Investments

WesMark Small Company Growth Fund	December 31, 2017

(1)	Non-income producing security.

(2)	Assets, other than investments in securities, less liabilities.

Note - The categories of investments are shown as a percentage of net assets at December 31, 2017.

See Notes to Financial Statements which are an integral part of the Financial Statements.

20	www.wesmarkfunds.com

Portfolio of Investments Summary Table

December 31, 2017 (Unaudited)	WesMark Growth Fund

At December 31, 2017, the Fund's Portfolio Composition(1) was as follows:

Portfolio Composition	Percentage of Total Net Assets
COMMON STOCKS	97.3%
SHORT TERM INVESTMENTS(2)	3.6%
EXCHANGE TRADED FUNDS	1.0%
OTHER ASSETS AND LIABILITIES - NET(3)	-1.9%
TOTAL NET ASSETS	100.0%

At December 31, 2017, the Fund's Sector composition(4) was as follows:

Sector Composition	Percentage of Total Net Assets
Information Technology	30.3%
Health Care	17.4%
Consumer Discretionary	15.8%
Financials	11.0%
Industrials	10.7%
Consumer Staples	6.2%
Energy	4.4%
Materials	1.5%
Exchange Traded Funds	1.0%
Equity Portfolio Sub-Total	98.3%
Short Term Investments(2)	3.6%
Other Assets and Liabilities - Net(3)	-1.9%
Total Net Assets	100.0%

(1)	See the Fund's Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.

(2)	Short Term Investments include investment in a money market mutual fund.

(3)	Assets, other than investments in securities, less liabilities.

(4)	Securities are assigned to a sector classification by the Fund's advisor.

Annual Report | December 31, 2017	21

Portfolio of Investments

WesMark Growth Fund	December 31, 2017

Shares/Principal Amount		Value
COMMON STOCKS-97.3%
CONSUMER DISCRETIONARY-15.8%
	Apparel Retail-0.2%
10,000	TJX Cos., Inc.	$764,600

	Auto Parts & Equipment-4.0%
40,000	Aptiv PLC	3,393,200
88,000	BorgWarner, Inc.	4,495,920
15,000	Lear Corp.	2,649,900
58,000	Magna International, Inc.	3,286,860
		13,825,880
	Home Building-0.9%
65,000	Toll Brothers, Inc.	3,121,300

	Home Improvement Retail-1.9%
34,000	Home Depot, Inc.	6,444,020

	Internet Retail-5.8%
12,600	Amazon.com, Inc.(1)	14,735,322
47,280	Expedia, Inc.	5,662,726
		20,398,048
	Movies & Entertainment-1.2%
40,000	Walt Disney Co.	4,300,400

	Restaurants-0.9%
52,500	Starbucks Corp.	3,015,075

	Specialty Stores-0.9%
14,000	Ulta Beauty, Inc.(1)	3,131,240

TOTAL CONSUMER DISCRETIONARY		55,000,563

CONSUMER STAPLES-6.2%
	Distillers & Vintners-2.4%
36,000	Constellation Brands, Inc., Class A	8,228,520

	Drugs Retail-2.9%
100,000	CVS Health Corp.	7,250,000
40,000	Walgreens Boots Alliance, Inc.	2,904,800
		10,154,800
	Food Retail-0.9%
75,000	Mondelez International, Inc.,	3,210,000
	Class A

TOTAL CONSUMER STAPLES		21,593,320
Shares/Principal Amount		Value
ENERGY-4.4%
	Oil & Gas Equipment & Services-1.4%
100,000	Halliburton Co.	$4,887,000

	Oil & Gas Exploration & Production-3.0%
65,000	Continental Resources, Inc.(1)	3,443,050
123,000	EQT Corp.	7,001,160
		10,444,210
TOTAL ENERGY		15,331,210

FINANCIALS-11.0%
	Asset Management & Custody Banks- 2.4%
16,450	BlackRock, Inc.	8,450,529

	Consumer Finance-1.7%
59,700	Capital One Financial Corp.	5,944,926

	Diversified Banks-2.2%
125,000	Wells Fargo & Co.	7,583,750

	Investment Banking & Brokerage-1.5%
100,000	Morgan Stanley	5,247,000

	Property & Casualty Insurance-1.8%
44,000	Chubb, Ltd.	6,429,720

	Regional Banks-1.4%
100,000	BB&T Corp.	4,972,000

TOTAL FINANCIALS		38,627,925

HEALTH CARE-17.4%
	Biotechnology-3.2%
35,000	Amgen, Inc.	6,086,500
46,000	Celgene Corp.(1)	4,800,560
		10,887,060
	Health Care Equipment-1.8%
110,000	Abbott Laboratories	6,277,700

	Life Sciences Tools & Services-2.5%
50,000	Iqvia Holdings Inc(1)	4,895,000
21,000	Thermo Fisher Scientific, Inc.	3,987,480
		8,882,480
	Managed Health Care-5.3%
40,000	Aetna, Inc.	7,215,600
50,000	UnitedHealth Group, Inc.	11,023,000
		18,238,600

22	www.wesmarkfunds.com

Portfolio of Investments

December 31, 2017	WesMark Growth Fund

Shares/Principal Amount		Value
	Pharmaceuticals-4.6%
28,250	Johnson & Johnson	$3,947,090
57,000	Merck & Co., Inc.	3,207,390
125,000	Zoetis, Inc.	9,005,000
		16,159,480
TOTAL HEALTH CARE		60,445,320

INDUSTRIALS-10.7%
	Aerospace & Defense-5.2%
22,100	Boeing Co.	6,517,511
39,300	Raytheon Co.	7,382,505
32,000	Rockwell Collins, Inc.	4,339,840
		18,239,856
	Air Freight & Logistics-2.7%
38,000	FedEx Corp.	9,482,520

	Industrial Conglomerates-1.1%
25,000	Honeywell International, Inc.	3,834,000

	Industrial Machinery-1.7%
35,000	Stanley Black & Decker, Inc.	5,939,150

TOTAL INDUSTRIALS		37,495,526

INFORMATION TECHNOLOGY 30.3%
	Application Software-4.8%
38,000	Adobe Systems, Inc.(1)	6,659,120
63,000	salesforce.com, Inc.(1)	6,440,490
30,000	SAP SE, Sponsored ADR	3,370,800
		16,470,410
	Data Processing & Outsourced Services-6.8%
82,500	Mastercard, Inc., Class A	12,487,200
75,000	PayPal Holdings, Inc.(1)	5,521,500
75,000	Vantiv, Inc., Class A(1)	5,516,250
		23,524,950
	Internet Software & Services-6.3%
20,000	Alibaba Group Holding, Ltd., ADR(1)	3,448,600
6,000	Alphabet, Inc., Class A(1)	6,320,400
6,016	Alphabet, Inc., Class C(1)	6,295,142
33,500	Facebook, Inc., Class A(1)	5,911,410
		21,975,552
	IT Consulting & Other Services-1.0%
35,000	DXC Technology Co.	3,321,500

	Semiconductors-5.1%
31,211	Broadcom, Ltd.	8,018,106
50,000	Cavium, Inc.(1)	4,191,500
Shares/Principal Amount		Value
58,000	Skyworks Solutions, Inc.	$5,507,100
		17,716,706
	Systems Software-2.9%
50,000	Microsoft Corp.	4,277,000
123,000	Oracle Corp.	5,815,440
		10,092,440
	Technology Hardware, Storage & Equipment- 3.4%
70,000	Apple, Inc.	11,846,100

TOTAL INFORMATION TECHNOLOGY		104,947,658

MATERIALS-1.5%
	Specialty Chemicals-1.5%
45,000	PPG Industries, Inc.	5,256,900

TOTAL MATERIALS		5,256,900

TOTAL COMMON STOCKS
(Cost $197,858,704)		338,698,422

EXCHANGE TRADED FUNDS-1.0%
91,500	SPDR S&P Oil & Gas Exploration &	3,401,970
	Production ETF

TOTAL EXCHANGE TRADED FUNDS
(Cost $2,996,753)		3,401,970

SHORT TERM INVESTMENTS-3.6%
	Mutual Funds-3.6%
12,492,926	Federated Government Obligations Fund 7-Day Yield 1.184% (at net asset value)	12,492,926

TOTAL SHORT TERM INVESTMENTS
(Cost $12,492,926)		12,492,926

TOTAL INVESTMENTS-101.9%
(Cost $213,348,383)		354,593,318
OTHER ASSETS AND LIABILITIES-NET(2)-(1.9)%		(6,611,531)
NET ASSETS-100.0%		$347,981,787

(1)	Non-income producing security.

(2)	Assets, other than investments in securities, less liabilities.

Annual Report | December 31, 2017	23

Portfolio of Investments

WesMark Growth Fund	December 31, 2017

Note - The categories of investments are shown as a percentage of net assets at December 31, 2017.

See Notes to Financial Statements which are an integral part of the Financial Statements.

24	www.wesmarkfunds.com

Portfolio of Investments Summary Table

December 31, 2017 (Unaudited)	WesMark Balanced Fund

At December 31, 2017, the Fund's Portfolio Composition(1) was as follows:

Portfolio Composition	Percentage of Total Net Assets
COMMON STOCKS	65.3%
CORPORATE BOND	13.3%
U.S. GOVERNMENT AGENCY - COLLATERALIZED MORTGAGE OBLIGATIONS	6.8%
U.S. GOVERNMENT AGENCY SECURITIES	5.7%
TAXABLE MUNICIPAL BONDS	4.3%
U.S. GOVERNMENT AGENCY - MORTGAGE BACKED SECURITIES	2.9%
FIXED INCOME PORTFOLIO SUB-TOTAL	33.0%
SHORT TERM INVESTMENTS(2)	1.9%
OTHER ASSETS AND LIABILITIES - NET(3)	-0.2%
TOTAL NET ASSETS	100.0%

At December 31, 2017, the Fund's Sector composition(4) was as follows:

Sector Composition	Percentage of Total Net Assets
Information Technology	16.0%
Financials	9.7%
Health Care	9.2%
Industrials	8.6%
Consumer Staples	6.7%
Energy	4.6%
Consumer Discretionary	3.6%
Materials	2.2%
Utilities	1.8%
Telecommunication Services	1.7%
Real Estate	1.2%
Equity Portfolio Sub-Total	65.3%
U.S. Government Agencies (Combined)	15.4%
Corporate Bonds	13.3%
Taxable Municipal Bonds	4.3%
Fixed Income Portfolio Sub-Total	33.0%
Short Term Investments(2)	1.9%
Other Assets and Liabilities - Net(3)	-0.2%
Total Net Assets	100.0%

(1)	See the Fund's Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
(2)	Short Term Investments include investment in a money market mutual fund.
(3)	Assets, other than investments in securities, less liabilities.
(4)	Securities are assigned to a sector classification by the Fund's advisor.

Annual Report | December 31, 2017	25

Portfolio of Investments

WesMark Balanced Fund	December 31, 2017

Shares/Principal Amount		Value
COMMON STOCKS-65.3%
CONSUMER DISCRETIONARY-3.6%
	Auto Parts & Equipment-1.0%
20,000	Magna International, Inc.	$1,133,400

	Home Improvement Retail-1.1%
6,500	Home Depot, Inc.	1,231,945

	Household Appliances-0.6%
4,500	Whirlpool Corp.	758,880

	Restaurants-0.9%
18,000	Starbucks Corp.	1,033,740

TOTAL CONSUMER DISCRETIONARY		4,157,965

CONSUMER STAPLES-6.7%
	Drug Retail-1.2%
20,000	CVS Health Corp.	1,450,000

	Household Products-1.3%
17,000	Procter & Gamble Co.	1,561,960

	Soft Drinks-2.4%
20,000	Coca-Cola Co.	917,600
16,000	PepsiCo, Inc.	1,918,720
		2,836,320
	Tobacco-1.8%
30,000	Altria Group, Inc.	2,142,300

TOTAL CONSUMER STAPLES		7,990,580

ENERGY-4.6%
	Integrated Oil & Gas-4.6%
19,100	Chevron Corp.	2,391,129
20,000	Exxon Mobil Corp.	1,672,800
25,000	TOTAL SA Sponsored ADR	1,382,000
		5,445,929
TOTAL ENERGY		5,445,929

FINANCIALS-9.7%
	Consumer Finance-2.3%
35,000	Discover Financial Services	2,692,200

	Diversified Banks-1.8%
7,500	JPMorgan Chase & Co.	802,050
Shares/Principal Amount		Value
24,000	US Bancorp	$1,285,920
		2,087,970
	Insurance Brokers-1.5%
27,000	Arthur J Gallagher & Co.	1,708,560

	Property & Casualty Insurance-1.6%
13,000	Chubb, Ltd.	1,899,690

	Regional Banks-2.5%
35,000	BB&T Corp.	1,740,200
8,000	PNC Financial Services Group, Inc.	1,154,320
		2,894,520
TOTAL FINANCIALS		11,282,940

HEALTH CARE-9.2%
	Biotechnology-3.5%
25,000	AbbVie, Inc.	2,417,750
9,500	Amgen, Inc.	1,652,050
		4,069,800
	Health Care Equipment-1.0%
14,500	Medtronic PLC	1,170,875

	Pharmaceuticals-4.7%
30,000	Bristol-Myers Squibb Co.	1,838,400
25,000	Merck & Co., Inc.	1,406,750
60,000	Pfizer, Inc.(1)	2,173,200
		5,418,350
TOTAL HEALTH CARE		10,659,025

INDUSTRIALS-8.6%
	Aerospace & Defense-4.5%
7,000	Boeing Co.	2,064,370
6,000	Lockheed Martin Corp.	1,926,300
9,000	United Technologies Corp.	1,148,130
		5,138,800
	Air Freight & Logistics-1.0%
10,000	United Parcel Service, Inc., Class B	1,191,500

	Airlines-1.0%
20,000	Delta Air Lines, Inc.	1,120,000

	Electrical Components & Equipment-1.3%
18,500	Eaton Corp. PLC	1,461,685

26	www.wesmarkfunds.com

Portfolio of Investments

December 31, 2017	WesMark Balanced Fund

Shares/Principal Amount		Value
	Industrial Conglomerates-0.8%
6,000	Honeywell International, Inc.	$920,160

TOTAL INDUSTRIALS		9,832,145

INFORMATION TECHNOLOGY-16.0%
	Communications Equipment-1.0%
30,000	Cisco Systems, Inc.	1,149,000

	IT Consulting & Other Services-3.3%
15,000	International Business Machines Corp.	2,301,300
23,000	Leidos Holdings, Inc.	1,485,110
		3,786,410
	Semiconductor Equipment-1.2%
27,000	Applied Materials, Inc.	1,380,240

	Semiconductors-4.7%
150,000	Cypress Semiconductor Corp.	2,286,000
11,850	Microchip Technology, Inc.	1,041,378
20,000	Texas Instruments, Inc.	2,088,800
		5,416,178
	Systems Software-1.0%
14,000	Microsoft Corp.	1,197,560

	Technology Hardware, Storage & Equipment-4.8%
26,000	Apple, Inc.	4,399,980
15,000	Western Digital Corp.	1,192,950
		5,592,930
TOTAL INFORMATION TECHNOLOGY		18,522,318

MATERIALS-2.2%
	Diversified Chemicals-2.2%
36,666	DowDuPont, Inc.	2,611,353

TOTAL MATERIALS		2,611,353

REAL ESTATE-1.2%
	Industrial REITS-0.7%
13,000	Prologis, Inc. REIT	838,630

	Specialized REITS-0.5%
18,500	CubeSmart REIT	535,020

TOTAL REAL ESTATE		1,373,650
Shares/Principal Amount		Value
TELECOMMUNICATION SERVICES-1.7%
	Integrated Telecommunication Services-1.7%
25,000	AT&T, Inc.	$972,000
20,000	Verizon Communications, Inc.	1,058,600
		2,030,600
TOTAL TELECOMMUNICATION SERVICES		2,030,600

UTILITIES-1.8%
	Electric Utilities-0.9%
13,025	Duke Energy Corp.	1,095,533

	Multi-Utilities-0.9%
13,250	Dominion Energy, Inc.	1,074,045

TOTAL UTILITIES		2,169,578

TOTAL COMMON STOCKS
(Cost $51,424,402)		76,076,083

CORPORATE BONDS-13.3%
	Automobile Manufacturers-0.9%
$1,000,000	Toyota Motor Credit Corp., Sr. Unsecured Notes, 3.000%, 12/7/2027(2)	994,022

	Banks-0.9%
1,000,000	Wells Fargo & Co., Subordinated Notes, 3.450%, 2/13/2023	1,019,614

	Diversified Chemicals-0.9%
1,000,000	Dow Chemical Co., Sr. Unsecured Notes, 3.000%, 11/15/2022	1,006,246

	Industrial Gases-0.7%
835,000	Air Products & Chemicals, Inc., Sr. Unsecured Notes, 3.350%, 7/31/2024	860,350

	Integrated Telecommunication Services-1.8%
1,000,000	AT&T, Inc., Sr. Unsecured Notes, 3.950%, 1/15/2025	1,025,158
1,000,000	Verizon Communications, Inc., Sr. Unsecured Notes, 3M US L + 1.00%, 3/16/2022(3)	1,020,294
		2,045,452

Annual Report | December 31, 2017	27

Portfolio of Investments

WesMark Balanced Fund	December 31, 2017

Shares/Principal Amount		Value
	Life Sciences Tools & Services-0.4%
$500,000	Agilent Technologies, Inc., Sr. Unsecured Notes, 3.200%, 10/1/2022	$504,710

	Oil & Gas Exploration & Production-0.4%
500,000	Devon Energy Corp., Sr. Unsecured Notes, 3.250%, 5/15/2022	509,025

	Other Diversified Financial Services-0.9%
1,000,000	JPMorgan Chase & Co., Subordinated Notes, 4.125%, 12/15/2026	1,056,600

	Packaged Foods & Meats-0.4%
500,000	Kraft Heinz Foods Co., Sr. Unsecured Notes, 3.125%, 9/12/2021	498,414

	Pharmaceuticals-2.2%
1,000,000	Allergan Funding SCS, Sr. Unsecured Notes, 3.450%, 3/15/2022	1,016,890
500,000	Pfizer, Inc., Sr. Unsecured Notes, 3.400%, 5/15/2024	519,539
1,000,000	Zoetis, Inc., Sr. Unsecured Notes, 3.250%, 2/1/2023	1,016,379
		2,552,808
	Real Estate-0.6%
750,000	Simon Property Group LP, Sr. Unsecured Notes, 2.750%, 2/1/2023	749,062

	Regional Banks-2.2%
500,000	PNC Bank NA, Subordinated Notes, 2.950%, 1/30/2023	503,593
1,000,000	PNC Bank NA, Sr. Unsecured Notes, 3M US L + 0.50%, 7/27/2022(3)	1,003,184
1,000,000	PNC Bank NA, Sr. Unsecured Notes, 3.250%, 6/1/2025	1,015,675
		2,522,452
	Software & Services-1.0%
400,000	Autodesk, Inc., Sr. Unsecured Notes, 3.600%, 12/15/2022	409,276
Shares/Principal Amount		Value
$750,000	Oracle Corp., Sr. Unsecured Notes, 3.400%, 7/8/2024	$778,188
		1,187,464
TOTAL CORPORATE BONDS
(Cost $15,318,413)		15,506,219

U.S. GOVERNMENT AGENCY - COLLATERALIZED MORTGAGE OBLIGATIONS-6.8%
	Federal Home Loan Mortgage Corp.-3.4%
780,358	Series 2015-4517, Class PC, 2.500%, 5/15/2044	774,171
1,190,367	Series 2017-4665, Class JA, 4.000%, 12/15/2042	1,228,387
1,891,739	Series 2017-4694, Class DA, 3.500%, 6/15/2042	1,934,458
		3,937,016

	Federal National Mortgage Association-2.4%
825,548	Series 2003-39, Class JC, 4.000%, 5/25/2033, REMIC	864,878
358,330	Series 2012-100, Class NA, 2.000%, 11/25/2041, REMIC	351,308
558,540	Series 2012-54, Class WA, 3.000%, 4/25/2032, REMIC	566,346
557,338	Series 2013-72, Class HG, 3.000%, 4/25/2033, REMIC	565,127
432,490	Series 2013-9, Class KB, 2.500%, 12/25/2042, REMIC	431,833
		2,779,492

	Government National Mortgage Association-1.0%
493,534	Series 2012-84, Class TA, 2.500%, 3/20/2042	486,673
696,338	Series 2013-88, Class LV, 2.500%, 9/16/2026	696,901
		1,183,574

TOTAL U.S. GOVERNMENT AGENCY - COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $8,015,198)		7,900,082

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Portfolio of Investments

December 31, 2017	WesMark Balanced Fund

Shares/Principal Amount		Value
U.S. GOVERNMENT AGENCY - MORTGAGE BACKED SECURITIES-2.9%
	Commercial Mortgage-Backed Securities-1.8%
$1,500,000	Series 2015-UBS8, Class A4, 3.809%, 12/15/2048	$1,579,747
500,000	Series 2012-C3, Class A4, 3.091%, 8/10/2049	508,491
		2,088,238
	Federal Home Loan Mortgage Corp.-0.3%
310,278	Pool G18527, 3.000%, 10/1/2029	316,342

	Federal National Mortgage Association-0.8%
454,017	Pool AM3301, 2.350%, 5/1/2023	451,449
477,439	Pool MA1449, 3.000%, 5/1/2028	485,833
		937,282
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE BACKED SECURITIES
(Cost $3,285,018)		3,341,862

U.S. GOVERNMENT AGENCY SECURITIES-5.7%
	Federal Farm Credit Banks-4.3%
2,000,000	2.450%, 11/29/2023	1,987,398
2,000,000	3.100%, 12/21/2026	1,990,940
1,000,000	2.350%, 9/11/2024	984,673
		4,963,011
	Federal Home Loan Banks-1.4%
1,200,000	2.900%, 3/2/2027	1,183,541
450,000	5.250%, 6/10/2022	507,792
		1,691,333
TOTAL U.S. GOVERNMENT AGENCY SECURITIES
(Cost $6,638,133)		6,654,344

TAXABLE MUNICIPAL BONDS-4.3%
	Alaska-0.5%
500,000	City of Anchorage, Build America General Obligation Unlimited Bonds, 5.368%, 4/1/2026	532,815

	Florida-0.7%
305,000	Florida Department of Management Services, Build America Revenue Bonds, 6.825%, 8/1/2029	325,121
Shares/Principal Amount		Value
$425,000	Jacksonville Electric Authority, Bulk Power Supply System, Build America Revenue Bonds, 5.450%, 10/1/2025	$494,763
		819,884
	Illinois-0.2%
200,000	City of Lake Forest, Build America General Obligation Unlimited Bonds, Series C, 4.750%, 12/15/2022	205,164

	Michigan-0.2%
270,000	Belding Area Schools, General Obligation Unlimited Bonds, 6.700%, 5/1/2027	297,408

	Ohio-0.6%
630,000	Ohio State Water Development Authority, Build America Revenue Bonds, 4.042%, 12/1/2023	674,503

	Pennsylvania-1.2%
500,000	Albert Gallatin Area School District, Build America General Obligation Unlimited Bonds, 6.080%, 9/1/2025	548,760
250,000	Pittsburgh and Allegheny County, Pennsylvania, Sports and Exhibition Authority Revenue Bonds, 4.271%, 12/15/2027	257,245
500,000	State Public School Building Authority, Revenue Bonds, 5.000%, 9/15/2027	560,070
		1,366,075
	Virginia-0.4%
500,000	Virginia Public Building Authority, Build America Revenue Bonds, 5.500%, 8/1/2027	531,855

	Wisconsin-0.5%
500,000	State of Wisconsin Transportation Authority Revenue Bonds, 5.500%, 7/1/2026	537,265

Annual Report | December 31, 2017	29

Portfolio of Investments

WesMark Balanced Fund	December 31, 2017

	Shares/Principal Amount	Value
	TOTAL TAXABLE MUNICIPAL BONDS
	(Cost $4,632,056)	$4,964,969

	SHORT TERM INVESTMENTS-1.9%
	Mutual Funds-1.9%
2,166,260	Federated Government Obligations Fund 7-Day Yield 1.184% (at net asset value)	2,166,260

	TOTAL SHORT TERM INVESTMENTS
	(Cost $2,166,260)	2,166,260

	TOTAL INVESTMENTS-100.2%
	(Cost $91,479,480)	116,609,819
	OTHER ASSETS AND LIABILITIES-NET(4)-(0.2)%	(211,365)
	NET ASSETS-100.0%	$116,398,454

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Libor Rates:

3M US L - 3 Month LIBOR as of December 31, 2017 was 1.69%

(1)	Pledged security, a portion or all of the security is pledged as collateral for written options as of December 31, 2017.
(2)	Step bond. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at December 31, 2017.
(3)	Floating or variable rate security. The reference rate is described above. The Rate in effect as of December 31, 2017 is based on the reference rate plus the displayed spread as of the security's last reset date.
(4)	Assets, other than investments in securities, less liabilities.
(5)	Amount represents less than 0.05% of net assets.

Note - The categories of investments are shown as a percentage of net assets at December 31, 2017.

See Notes to Financial Statements which are an integral part of the Financial Statements.

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Portfolio of Investments

December 31, 2017	WesMark Balanced Fund

Written Call Options:

Description	Exercise Price	Expiration Date	Number of Contracts	Premiums Received	Notional Value	Value
Pfizer, Inc.	$37	01/19/2018	300	$(5,237)	$1,086,600	$(4,800)
				$(5,237)	$1,086,600	$(4,800)

See Notes to Financial Statements which are an integral part of the Financial Statements.

Annual Report | December 31, 2017	31

Portfolio of Investments Summary Table

WesMark Government Bond Fund	December 31, 2017 (Unaudited)

At December 31, 2017, the Fund's Portfolio Composition(1) was as follows:

Portfolio Composition	Percentage of Total Net Assets
U.S. GOVERNMENT AGENCY - COLLATERALIZED MORTGAGE OBLIGATIONS	61.3%
TAXABLE MUNICIPAL BONDS	18.8%
U.S. GOVERNMENT AGENCY - MORTGAGE BACKED SECURITIES	13.3%
U.S. TREASURY BONDS	4.3%
NON-TAXABLE MUNICIPAL BONDS	0.1%
FIXED INCOME PORTFOLIO SUB-TOTAL	97.8%
SHORT TERM INVESTMENTS(2)	1.9%
OTHER ASSETS AND LIABILITIES - NET(3)	0.3%
TOTAL NET ASSETS	100.0%

(1)	See the Fund's Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
(2)	Short Term Investments include investment in a money market mutual fund.
(3)	Assets, other than investments in securities, less liabilities.

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Portfolio of Investments

December 31, 2017	WesMark Government Bond Fund

Shares/Principal Amount		Value
U.S. GOVERNMENT AGENCY - COLLATERALIZED
MORTGAGE OBLIGATIONS-61.3%
	Federal Home Loan Mortgage Corp.-23.8%
$1,887,176	Series 2012-276, Class 25, 2.500%, 9/15/2042	$1,848,969
178,438	Series 2009-3531, Class CE, 3.000%, 1/15/2039, REMIC	180,143
1,466,374	Series 2011-3905, Class MP, 2.000%, 3/15/2041, REMIC	1,444,648
641,689	Series 2011-3919, Class CE, 2.750%, 10/15/2040, REMIC	639,034
3,002,090	Series 2012-3984, Class PA, 2.000%, 12/15/2039, REMIC	2,945,813
4,496,728	Series 2012-4002, Class CA, 2.000%, 8/15/2041, REMIC	4,352,293
2,886,632	Series 2012-4099, Class BD, 2.000%, 6/15/2039, REMIC	2,849,740
2,617,926	Series 2013-4184, Class PA, 2.000%, 10/15/2042, REMIC	2,555,873
1,770,774	Series 2013-4187, Class CA, 2.000%, 4/15/2033, REMIC	1,723,888
1,510,424	Series 2013-4204, Class AD, 1.500%, 8/15/2042, REMIC	1,454,109
1,198,608	Series 2013-4208, Class KA, 1.500%, 5/15/2028, REMIC	1,149,213
1,416,047	Series 2013-4249, Class KD, 3.000%, 11/15/2042, REMIC	1,420,983
590,260	Series 2013-4287, Class AB, 2.000%, 12/15/2026, REMIC	583,832
1,064,810	Series 2014-4368, Class BE, 2.500%, 5/15/2031, REMIC	1,066,197
1,525,398	Series 2015-4472, Class MA, 3.000%, 5/15/2045, REMIC	1,519,900
712,752	Series 2015-4487, Class DA, 2.500%, 1/15/2045, REMIC	695,604
2,115,703	Series 2015-4531, Class PD, 2.500%, 5/15/2043, REMIC	2,085,100
3,905,119	Series 2015-4537, Class AB, 3.000%, 1/15/2043, REMIC	3,919,126
1,841,670	Series 2016-4546, Class TE, 2.000%, 12/15/2045, REMIC	1,776,795
950,927	Series 2016-4616, Class HP, 3.000%, 9/15/2046, REMIC	951,805
5,008,447	Series 2016-4629, Class QG, 2.500%, 11/15/2046, REMIC	4,895,512
4,309,209	Series 2016-4631, Class AE, 3.500%, 5/15/2044, REMIC	4,412,995
Shares/Principal Amount		Value
$1,782,451	Series 2017-4655, Class LA, 3.500%, 3/15/2042, REMIC	$1,816,914
4,458,939	Series 2017-4657, Class TA, 3.500%, 11/15/2041, REMIC	4,587,855
3,939,870	Series 2017-4661, Class AC, 4.000%, 4/15/2043, REMIC	4,095,791
4,419,896	Series 2017-4680, Class TA, 4.000%, 7/15/2044, REMIC	4,586,458
		59,558,590

	Federal National Mortgage Association-28.4%
1,029,134	Series 2003-119, Class YF, 1M US L + 1.50%, 12/25/2033, REMIC (1)	1,048,896
787,555	Series 2003-39, Class JC, 4.000%, 5/25/2033, REMIC	825,075
1,314,362	Series 2003-44, Class Q, 3.500%, 6/25/2033, REMIC	1,334,525
2,678,021	Series 2010-102, Class PE, 2.000%, 9/25/2040, REMIC	2,622,035
1,934,319	Series 2010-99, Class CP, 2.750%, 8/25/2040, REMIC	1,939,608
621,972	Series 2011-121, Class PD, 2.000%, 12/25/2040, REMIC	607,797
2,488,162	Series 2012-103, Class NG, 1.750%, 11/25/2041, REMIC	2,348,482
3,967,430	Series 2012-103, Class VC, 3.500%, 9/25/2029, REMIC	4,041,991
528,923	Series 2012-116, Class PC, 2.000%, 10/25/2042, REMIC	512,465
5,429,067	Series 2012-134, Class AE, 1.750%, 7/25/2040, REMIC	5,258,423
2,841,558	Series 2012-153, Class KB, 1.750%, 1/25/2042, REMIC	2,700,692
2,781,434	Series 2012-17, Class EA, 2.000%, 3/25/2041, REMIC	2,710,900
1,866,909	Series 2012-30, Class CA, 2.000%, 10/25/2041, REMIC	1,811,491
767,383	Series 2012-58, Class PA, 2.000%, 4/25/2042, REMIC	731,884
1,602,974	Series 2012-69, Class PH, 2.750%, 1/25/2042, REMIC	1,605,579
2,244,959	Series 2013-10, Class NE, 2.000%, 1/25/2042, REMIC	2,190,483
2,692,410	Series 2013-102, Class DG, 3.000%, 5/25/2032, REMIC	2,742,829
2,765,592	Series 2013-20, Class YA, 2.000%, 3/25/2042, REMIC	2,694,428

Annual Report | December 31, 2017	33

Portfolio of Investments

WesMark Government Bond Fund	December 31, 2017

Shares/Principal Amount		Value
$1,911,993	Series 2013-23, Class CB, 2.000%, 3/25/2033, REMIC	$1,854,641
2,276,294	Series 2013-27, Class HA, 3.000%, 10/25/2042, REMIC	2,292,249
335,912	Series 2013-42, Class PD, 1.250%, 5/25/2043, REMIC	311,503
2,253,587	Series 2013-92, Class A, 3.500%, 12/25/2038, REMIC	2,294,562
920,702	Series 2014-4, Class KA, 3.000%, 1/25/2044, REMIC	915,012
901,998	Series 2014-64, Class EB, 2.000%, 4/25/2032, REMIC	887,934
577,640	Series 2015-35, Class BH, 1.500%, 6/25/2045, REMIC	555,830
3,588,224	Series 2015-42, Class CA, 3.000%, 3/25/2044, REMIC	3,623,824
1,696,461	Series 2016-29, Class PC, 2.000%, 8/25/2045, REMIC	1,649,641
4,680,121	Series 2016-90, Class DA, 3.000%, 8/25/2046, REMIC	4,695,709
3,920,271	Series 2016-95, Class L, 2.500%, 6/25/2046, REMIC	3,861,678
2,838,319	Series 2017-1, Class JP, 3.500%, 4/25/2045, REMIC	2,909,303
2,419,267	Series 2017-31, Class GA, 3.000%, 3/25/2044, REMIC	2,445,296
4,964,087	Series 2017-89, Class PL, 3.000%, 6/25/2043, REMIC	5,010,767
		71,035,532

	Government National Mortgage Association-8.2%
4,026,087	Series 2005-26, Class ZA, 5.500%, 1/20/2035	4,490,559
696,404	Series 2011-11, Class PC, 2.000%, 4/20/2040	682,895
648,063	Series 2012-48, Class MA, 2.500%, 4/16/2042	644,555
742,415	Series 2012-50, Class ED, 2.250%, 8/20/2040	730,323
1,939,396	Series 2013-38, Class KA, 1.250%, 2/20/2042	1,805,901
7,316,864	Series 2016-154, Class UP, 3.000%, 5/20/2045	7,350,156
1,363,530	Series 2016-43, Class UC, 3.500%, 3/20/2046	1,403,181
Shares/Principal Amount		Value
$3,420,665	Series 2016-55, Class JA, 3.500%, 4/20/2046	$3,448,975
		20,556,545

	United States Small Business Administration-0.9%
2,132,813	Series 2015-20D, Class 1, 2.510%, 4/1/2035	2,125,751

TOTAL U.S. GOVERNMENT AGENCY - COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $156,540,518)		153,276,418

U.S. GOVERNMENT AGENCY - MORTGAGE BACKED SECURITIES-13.3%

	Federal Home Loan Mortgage Corp.-0.5%
363,613	Pool C91349, 4.500%, 12/1/2030	388,817
929,426	Pool C91361, 4.000%, 3/1/2031	982,737
		1,371,554
	Federal National Mortgage Association-8.9%
1,095,898	Pool AT2054, 2.500%, 4/1/2028	1,095,808
3,384,778	Pool MA0641, 4.000%, 2/1/2031	3,568,009
1,904,917	Pool MA0667, 4.000%, 3/1/2031	2,008,056
1,466,238	Pool MA0695, 4.000%, 4/1/2031	1,548,412
874,360	Pool MA0756, 4.000%, 6/1/2031	923,223
2,470,849	Pool MA0818, 4.000%, 8/1/2031	2,609,368
2,818,806	Pool MA1459, 3.000%, 6/1/2033	2,884,179
3,354,132	Pool AL5169, 4.000%, 4/1/2034	3,542,318
2,631,320	Pool 995026, 6.000%, 9/1/2036	2,990,243
229,769	Pool AI7929, 4.000%, 8/1/2041	240,574
762,072	Pool AL6620, 4.500%, 8/1/2042	826,885
		22,237,075
	Government National Mortgage Association-3.9%
2,864,649	Pool A09704, 3.000%, 10/20/2036	2,890,181
2,949,072	Pool A09713, 3.000%, 4/20/2037	2,975,367
2,797,563	Pool AY5131, 3.000%, 6/20/2037	2,822,508
532,087	Pool G24828, 4.500%, 10/20/2040	551,834
481,413	Pool 589693, 4.500%, 7/15/2029	510,781
		9,750,671
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE BACKED SECURITIES
(Cost $33,219,241)		33,359,300

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Portfolio of Investments

December 31, 2017	WesMark Government Bond Fund

Shares/Principal Amount		Value
U.S. TREASURY BONDS-4.3%
	U.S.Treasury Bond-4.3%
$8,000,000	7.625%, 2/15/2025	$10,774,969

TOTAL U.S. TREASURY BONDS
(Cost $11,111,347)		10,774,969

TAXABLE MUNICIPAL BONDS-18.8%
	Alabama-0.2%
500,000	University of Alabama, Build America General Obligation Direct Payment Bonds, Series B, 4.900%, 10/1/2026	531,085

	Arizona-0.4%
1,000,000	Maricopa County Elementary School District No. 3-Tempe, Build America General Obligation Bonds, Series A, 6.000%, 7/1/2026	1,077,750

	California-0.3%
500,000	Pasadena Public Financing Authority, Build America Revenue Bonds, Series B, 6.998%, 3/1/2034	686,535

	Colorado-0.9%
1,000,000	Larimer County School District No. R-1 Poudre, Build America General Obligation Bonds, 5.603%, 12/15/2025	1,073,260
1,000,000	Metropolitan State College of Denver, Institutional Enterprise, Build America Revenue Bonds, 5.460%, 12/1/2023	1,132,400
		2,205,660
	Indiana-1.2%
550,000	Eastern Howard Third Millennium School Building Corp. Revenue Bonds, 2.550%, 1/15/2022	543,306
	Evansville Vanderburgh Public Library Leasing Corp. Revenue Bonds:
770,000	3.100%, 1/15/2023	771,440
700,000	3.150%, 7/15/2023	713,685
Shares/Principal Amount		Value
$470,000	Indiana Bond Bank, Special Project Revenue Bonds, Series C-2, 5.600%, 2/1/2025	$493,947
500,000	Indiana Finance Authority, Revenue Bonds, Series A, 3.166%, 7/1/2030	493,820
		3,016,198
	Kansas-0.4%
450,000	City of Olathe, Water & Sewer System, Build America Revenue Bonds, Series A, 5.300%, 7/1/2026	466,083
	Johnson County Unified School District No. 232 De Soto, Build America General Obligation Bonds:
200,000	5.400%, 9/1/2022	205,092
380,000	5.500%, 9/1/2023	389,584
		1,060,759
	Kentucky-0.9%
1,560,000	Campbell & Kenton Counties Sanitation District No. 1, Build America Revenue Bonds, 5.300%, 8/1/2025	1,589,686
	City of Owensboro, General Obligation Bonds:
300,000	5.125%, 12/1/2024	315,306
315,000	5.250%, 12/1/2025	329,780
		2,234,772
	Louisiana-0.6%
	City of New Orleans, Louisiana, Public Improvement Bonds:
515,000	Series A, 5.350%, 12/1/2027	580,044
300,000	Series A, 5.700%, 12/1/2030	338,289
500,000	Series A, 5.750%, 12/1/2033	564,230
		1,482,563
	Michigan-1.0%
570,000	City of Lansing, Michigan, Build America General Obligation Bonds, 6.350%, 5/1/2023	590,075
605,000	City of Madison Heights, Michigan, General Obligation Bonds, 3.610%, 1/1/2031	605,569
345,000	County of St. Clair, Michigan, General Obligation Limited Bonds, 2.450%, 4/1/2021	342,454

Annual Report | December 31, 2017	35

Portfolio of Investments

WesMark Government Bond Fund	December 31, 2017

Shares/Principal Amount		Value
$1,000,000	Michigan Strategic Fund, Revenue Bonds, 2.522%, 10/15/2023	$973,730
		2,511,828
	Minnesota-0.2%
500,000	Lake City Independent School District No. 813, Minnesota, Build America General Obligation Bonds, 5.200%, 2/1/2026	520,925

	Mississippi-0.1%
190,000	Mississippi Development Bank, Revenue Bonds, Series B, 5.150%, 6/1/2023	199,954

	Missouri-0.7%
1,620,000	County of St. Charles, Missouri, Build America Special Obligation Bonds, 5.805%, 10/1/2025	1,745,291

	New Jersey-0.1%
245,000	New Jersey Environmental Infrastructure Trust, Revenue Bonds, Series C, 3.000%, 9/1/2021	248,766

	New York-0.3%
590,000	County of Oneida, General Obligation Bonds, 6.500%, 4/15/2023	673,373

	North Carolina-0.4%
925,000	County of Guilford, North Carolina, Build America General Obligation Unlimited Bonds, 4.791%,
	8/1/2023	1,035,954

	Ohio-4.4%
1,250,000	American Municipal Power-Ohio, Inc., Build America Revenue Bonds, 5.964%, 2/15/2024	1,324,550
285,000	City of Columbus Ohio, General Obligation Unlimited Bonds, 4.000%, 2/15/2028	313,183
1,000,000	Coshocton Ohio City School District General Obligation Unlimited Bonds, 5.087%, 12/1/2026	1,049,110
Shares/Principal Amount		Value
$500,000	County of Cuyahoga, Variable Purpose, Build America General
	Obligation Bonds, 5.392%, 12/1/2025	$561,985
500,000	Hilliard School District, General Obligation Bonds, 5.550%, 12/1/2025	573,320
1,085,000	Jackson City, Ohio, School District General Obligation Unlimited Bonds, 3.000%, 12/1/2024	1,066,175
1,510,000	Licking Heights, Ohio, Local School District General Obligation Unlimited Bonds, 3.300%, 12/1/2026	1,526,867
1,040,000	Miami County, Recovery Zone Economic Development Build America General Obligation Bonds, 6.650%, 12/1/2030	1,091,501
1,000,000	Northwest Local School District (Stark Summit & Wayne Counties), General Obligation Bonds, 5.050%, 12/1/2025	1,118,120
800,000	Ohio State University, Higher Educational Facility Commission Revenue Bonds, 2.459%, 11/1/2021	793,688
500,000	Ohio State Water Development Authority, Build America Revenue Bonds, 4.817%, 12/1/2030	566,110
900,000	Willoughby-Eastlake City School District, Certificate of Participation, Series A, 6.544%, 3/1/2026	954,792
		10,939,401
	Oklahoma-0.2%
560,000	City of Oklahoma City OK, General Obligation Limited Bonds, 3.750%, 9/1/2030	579,331

	Oregon-0.7%
	Washington County, Clean Water Services Sewer, Build America Revenue Bonds:
750,000	5.228%, 10/1/2025	854,490
700,000	5.701%, 10/1/2030	848,155
		1,702,645

36	www.wesmarkfunds.com

Portfolio of Investments

December 31, 2017	WesMark Government Bond Fund

Shares/Principal Amount		Value
	Pennsylvania-2.3%
$1,150,000	Commonwealth Financing Authority, Revenue Bonds, Series A, 3.743%, 6/1/2029	$1,164,352
1,000,000	Lebanon Authority, Build America Revenue Bonds, 5.970%, 12/15/2025	1,059,190
1,000,000	Peters Township, Pennsylvania, School District Washington County General Obligation Limited Bonds, 3.310%, 9/1/2026	988,280
300,000	Pittsburgh and Allegheny County, Pennsylvania, Sports and Exhibition Authority Revenue Bonds, 4.271%, 12/15/2027	308,694
2,000,000	State Public School Building Authority, Pennsylvania Qualified School Construction Revenue Bonds, Series C, 5.088%, 9/15/2029	2,266,820
		5,787,336
	South Carolina-0.2%
415,000	Greer Trust, South Carolina, Important Projects Revenue Bonds, Series A, 3.722%, 12/1/2031	418,756

	Tennessee-0.4%
1,000,000	Tennessee State School Bond Authority, Qualified School Construction Bonds, 4.848%, 9/15/2027	1,131,290

	Texas-2.1%
500,000	City of Austin, Electric Utility System, Build America Revenue Bonds, 5.086%, 11/15/2025	560,975
1,000,000	City of Houston, Utility System Revenue Bonds, Series A, 3.428%, 5/15/2023	1,037,730
1,000,000	North East Texas Independent School District, Qualified School Construction Bonds, 5.240%, 8/1/2027	1,164,820
2,195,000	University of Texas System, Build America General Revenue Bonds, Series C, 4.125%, 8/15/2025	2,379,226
		5,142,751
Shares/Principal Amount		Value
	Utah-0.1%
$250,000	Utah Municipal Power Agency, Revenue Bonds, Series A, 3.237%, 7/1/2028	$253,250

	Virginia-0.2%
500,000	Virginia Beach VA, Government Public Improvement Bonds, 5.200%, 3/15/2030	528,900

	West Virginia-0.3%
	Charles Town, West Virginia, Waterworks & Sewage System Revenue Bonds:
200,000	Series D, 4.500%, 6/1/2023	197,816
345,000	Series D, 5.000%, 6/1/2028	332,407
250,000	West Virginia Housing Development Fund Revenue Bonds, 2.700%, 11/1/2023	245,853
		776,076
	Wisconsin-0.2%
430,000	Stanley, Wisconsin, Water & Sewer System Revenue Bonds, Series A, 3.570%, 5/1/2031	431,952

TOTAL TAXABLE MUNICIPAL BONDS
(Cost $45,893,586)		46,923,101

NON-TAXABLE MUNICIPAL BONDS-0.1%
	West Virginia-0.1%
140,000	Morgantown, West Virginia, Combined Utility System Revenue Bonds, Series A, 3.250%, 10/1/2028	145,127

TOTAL NON-TAXABLE MUNICIPAL BONDS
(Cost $144,837)		145,127

SHORT TERM INVESTMENTS-1.9%
	Mutual Funds-1.9%
4,815,085	Federated Government Obligations Fund 7-Day Yield 1.184% (at net asset value)	4,815,085
TOTAL SHORT TERM INVESTMENTS
(Cost $4,815,085)		4,815,085

Annual Report | December 31, 2017	37

Portfolio of Investments

WesMark Government Bond Fund	December 31, 2017

Shares/Principal Amount	Value
TOTAL INVESTMENTS-99.7%
(Cost $251,724,614)	$249,294,000
OTHER ASSETS AND LIABILITIES-NET(2)-0.3%	656,994
NET ASSETS-100.0%	$249,950,994

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Libor Rates:

1M US L - 1 Month LIBOR as of December 31, 2017 was 1.56%

(1)	Floating or variable rate security. The reference rate is described above. The Rate in effect as of December 31, 2017 is based on the reference rate plus the displayed spread as of the security's last reset date.
(2)	Assets, other than investments in securities, less liabilities.

Note -	The categories of investments are shown as a percentage of net assets at December 31, 2017.

See Notes to Financial Statements which are an integral part of the Financial Statements.

38	www.wesmarkfunds.com

Portfolio of Investments Summary Table

December 31, 2017 (Unaudited)	WesMark West Virginia Municipal Bond Fund

At December 31, 2017, the Fund's Portfolio Composition(1) was as follows:

Portfolio Composition	Percentage of Total Net Assets
MUNICIPAL BONDS	98.5%
SHORT TERM INVESTMENTS(2)	1.0%
OTHER ASSETS AND LIABILITIES - NET(3)	0.5%
TOTAL NET ASSETS	100.0%

Years to Maturity of Municipal Bonds	Percentage of Total Net Assets
Less than 1 Year	1.1%
1-3 Years	4.1%
3-5 Years	10.8%
5-10 Years	52.5%
10 Years or Greater	30.0%
Short Term Investments (2)	1.0%
Other Assets and Liabilities - Net (3)	0.5%
TOTAL	100.0%

S&P® Ratings of Municipal Bonds	Percentage of Total Net Assets(4)
AAA	12.9%
AA	29.7%
A	24.0%
Not rated by S&P	31.9%
Short Term Investments (2)	1.0%
Other Assets and Liabilities - Net (3)	0.5%
TOTAL PORTFOLIO VALUE	100.0%

Moody’s Ratings of Municipal Bonds	Percentage of Total Net Assets(4)
Aaa	5.2%
Aa	22.2%
A	31.0%
Baa	0.9%
Not rated by Moody's	39.2%
Short Term Investments (2)	1.0%
Other Assets and Liabilities - Net(3)	0.5%
TOTAL PORTFOLIO VALUE	100.0%

(1)	See the Fund's Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.

(2)	Short Term Investments include investment in a money market mutual fund.

(3)	Assets, other than investments in securities, less liabilities.

(4)	These tables depict the long-term credit-quality ratings assigned to the Fund’s portfolio holdings by Standard & Poor’s (S&P) and Moody’s Investors Service (Moody’s), each of which is a Nationally Recognized Statistical Rating Organization (NRSRO). These credit-quality ratings are shown without regard to gradations within a given rating category. For example, securities rated “A-” have been included in the “A” rated category. Rated securities that have been prerefunded, but not rated again by the NRSRO, have been included in the “Not rated by…” category.

Rated securities include a security with an obligor and/or credit enhancer that has received a rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security with the security held by the Fund. Credit-quality ratings are an assessment of the risk that a security will default in payment and do not address other risks presented by the security. Please see the descriptions of credit-quality ratings in the Fund’s Statement of Additional Information. Holdings that are rated only by a different NRSRO than the one identified have been included in the “Not rated by…” category.

Annual Report | December 31, 2017	39

Portfolio of Investments

WesMark West Virginia Municipal Bond Fund	December 31, 2017

Shares/Principal Amount		Value
MUNICIPAL BONDS-98.5%
	Alabama-0.9%
$930,000	City of Huntsville, Alabama, General Obligation Limited Bonds, Series B, 4.000%, 6/1/2027	$1,017,243

	Arizona-0.5%
500,000	City of Phoenix, Arizona, Civic Improvement Corp., Water System Revenue Bonds, 5.000%, 7/1/2025	554,310

	Maryland-1.0%
1,000,000	State of Maryland, General Obligation Unlimited Bonds, Series B, 5.000%, 8/1/2026	1,137,170

	Ohio-1.1%
1,100,000	Westerville, Ohio, General Obligation Limited Bonds, 5.000%, 12/1/2028	1,307,086

	Texas-0.5%
500,000	City of Irving, Texas, General Obligation Limited Bonds, 5.000%, 9/15/2026	543,350

	West Virginia-94.5%
	Berkeley County, West Virginia, Board of Education General Obligation Unlimited Bonds:
1,170,000	3.375%, 5/1/2022	1,211,266
400,000	4.000%, 5/1/2024	420,432
300,000	Berkeley County, West Virginia, Building Commission Lease Revenue Bonds (County Facility Project), 3.000%, 12/1/2029	304,095
	Berkeley County, West Virginia, Building Commission Lease Revenue Bonds (Judicial Center Project):
200,000	Series B, 2.400%, 12/1/2022	203,252
100,000	Series B, 2.600%, 12/1/2023	101,992
100,000	Series B, 2.800%, 12/1/2024	102,215
Shares/Principal Amount		Value
	Berkeley County, West Virginia, Public Service District Revenue Bonds:
$370,000	Series C, 3.000%, 12/1/2029	$383,738
450,000	Series C, 3.400%, 12/1/2034	462,267
345,000	Series D, 3.000%, 12/1/2024	363,737
585,000	Series D, 3.000%, 12/1/2025	616,192
	Berkeley County, West Virginia, Public Service Sewer District Revenue Bonds:
275,000	5.000%, 6/1/2027	329,389
950,000	5.000%, 6/1/2028	1,131,517
655,000	5.000%, 6/1/2029	776,869
1,045,000	Series A, 3.500%, 10/1/2023	1,058,522
1,100,000	Series A, 3.650%, 10/1/2024	1,115,037
620,000	Series A, 5.300%, 3/1/2029	621,476
285,000	Series C, 3.500%, 10/1/2025	290,270
	Brooke County, West Virginia, Board of Education General Obligation Unlimited Bonds:
1,065,000	4.000%, 6/1/2025	1,203,194
1,100,000	3.000%, 6/1/2026	1,157,552
965,000	3.000%, 6/1/2027	1,008,097
100,000	3.000%, 6/1/2030	103,088
	Calhoun County, West Virginia, Board of Education General Obligation Unlimited Bonds (Public Schools):
195,000	3.600%, 6/1/2024	205,897
205,000	3.750%, 6/1/2025	216,978
215,000	3.850%, 6/1/2026	227,831
	City of Buckhannon, West Virginia, Commercial Development Revenue Bonds:
245,000	Series A, 3.500%, 12/1/2026	238,576
250,000	Series A, 3.600%, 12/1/2027	243,275
265,000	Series A, 3.700%, 12/1/2028	258,248
595,000	City of Buckhannon, West Virginia, Waterworks Revenue Bonds, Series A, 4.000%, 3/1/2029	634,419
	City of Charles Town, West Virginia, Waterworks & Sewage System Revenue Bonds:
185,000	Series A, 3.000%, 3/1/2025	193,627
190,000	Series A, 3.000%, 3/1/2026	198,831
620,000	Series A, 4.000%, 3/1/2029	680,568
405,000	Series A, 3.500%, 12/1/2030	419,689
260,000	Series B, 3.000%, 10/1/2028	266,019

40	www.wesmarkfunds.com

Portfolio of Investments

December 31, 2017	WesMark West Virginia Municipal Bond Fund

Shares/Principal Amount		Value
$310,000	Series B, 4.000%, 6/1/2031	$336,731
135,000	Series E, 3.000%, 6/1/2023	133,137
135,000	Series E, 3.300%, 6/1/2025	133,858
125,000	Series E, 3.400%, 6/1/2026	123,824
	City of Charleston, West Virginia, Sewage System Revenue Bonds:
310,000	4.000%, 7/1/2031	337,215
275,000	4.000%, 7/1/2032	297,847
	City of Clarksburg, West Virginia, Water Revenue Bonds:
600,000	Series A, 2.200%, 9/1/2019	594,378
160,000	Series E, 3.000%, 6/1/2018	161,129
170,000	Series E, 3.000%, 6/1/2020	170,627
180,000	Series E, 3.000%, 6/1/2022	179,041
	City of Fairmont, West Virginia Water Revenue Bonds:
520,000	2.700%, 7/1/2022	524,186
515,000	2.750%, 7/1/2023	518,991
500,000	4.000%, 7/1/2024	510,710
605,000	3.000%, 7/1/2025	610,385
575,000	3.100%, 7/1/2026	580,031
1,000,000	3.150%, 7/1/2027	1,006,840
	City of Huntington, West Virginia, Sewerage System Revenue Bonds:
300,000	3.000%, 11/1/2026	310,500
300,000	3.000%, 11/1/2028	306,135
175,000	City of Kingwood, West Virginia, Sewer System Revenue Bonds, 4.000%, 10/1/2020	175,115
	City of Martinsburg, West Virginia, Combined Waterworks & Sewerage System Revenue Bonds:
250,000	Series A, 3.000%, 9/1/2023, (AGM)	250,115
490,000	Series A, 3.500%, 9/1/2027, (AGM)	490,314
	City of Saint Albans, West Virginia, Combined Waterworks & Sewerage System Revenue Bonds:
220,000	Series A, 4.250%, 6/1/2026	233,240
600,000	Series B, 4.000%, 12/1/2027	622,872
Shares/Principal Amount		Value
$625,000	City of Wheeling, West Virginia, Waterworks & Sewer System Revenue Bonds, Series A, 3.000%, 6/1/2018	$628,538
	City of Wheeling, West Virginia, Waterworks & Sewerage System Revenue Bonds:
500,000	4.000%, 6/1/2026	537,990
535,000	Series A, 3.000%, 6/1/2029	554,223
555,000	Series A, 3.000%, 6/1/2030	572,366
	Claywood Park Public Service District, West Virginia, Water Revenue Bonds:
110,000	Series C, 3.200%, 11/1/2029	111,078
225,000	Series C, 3.400%, 11/1/2031	227,394
380,000	Corporation of Shepherdstown, West Virginia, Water Revenue Bonds, 3.300%, 3/1/2032	381,752
	Fairmont State University, West Virginia, Revenue Bonds:
725,000	Series A, 5.000%, 6/1/2022	795,608
765,000	Series A, 5.000%, 6/1/2024	888,937
1,400,000	Series B, 3.000%, 6/1/2024	1,430,100
1,000,000	Series B, 3.100%, 6/1/2025	1,024,430
	Hampshire County, West Virginia, Building Commission Revenue Bonds:
355,000	Series A, 3.000%, 1/1/2029	355,444
380,000	Series A, 3.000%, 1/1/2031	373,958
1,660,000	Series A, 4.250%, 1/1/2035	1,799,855
	Jefferson County, West Virginia, Public Service Sewer District Revenue Bonds:
115,000	Series A, 3.000%, 6/1/2020	115,214
135,000	Series A, 3.250%, 6/1/2023	135,093
	Monongalia County, West Virginia, Building Commission Lease Revenue Bonds (Monongalia County Building):
300,000	Series A, 4.000%, 2/1/2022	317,727
250,000	Series A, 4.000%, 2/1/2023	264,927
450,000	Series A, 3.000%, 2/1/2025	463,091
750,000	Series A, 3.125%, 2/1/2026	772,335
200,000	Morgantown, West Virginia, Combined Utility System Revenue Bonds, Series A, 3.750%, 10/1/2032	208,176

Annual Report | December 31, 2017	41

Portfolio of Investments

WesMark West Virginia Municipal Bond Fund	December 31, 2017

Shares/Principal Amount		Value
	Morgantown, West Virginia, Utility Board Revenue Bonds:
$1,000,000	Series A, 3.000%, 12/1/2028	$1,031,620
1,000,000	Series A, 4.000%, 12/1/2029	1,103,170
1,210,000	Series A, 4.000%, 12/1/2030	1,327,793
1,000,000	Series A, 4.000%, 12/1/2031	1,074,430
1,785,000	Parkersburg, West Virginia, Waterworks & Sewer System Revenue Bonds, Series A, 3.000%, 8/1/2025	1,832,606
600,000	Pleasants County, West Virginia, Board of Education General Obligation Unlimited Bonds (Public Schools), 4.000%, 5/1/2026	640,632
3,470,000	Preston County Board of Education General Obligation Unlimited Bonds, 4.000%, 5/1/2026	3,704,988
265,000	Putnam County, West Virginia, Public Service District Revenue Bonds, Series A, 3.500%, 4/1/2027	268,964
	Wayne County, West Virginia, Board of Education General Obligation Unlimited Bonds:
660,000	3.000%, 6/1/2022	695,442
1,220,000	3.000%, 6/1/2023	1,294,506
795,000	3.000%, 6/1/2026	838,677
	West Virginia Building Commission Lease Revenue Bonds (West Virginia Regional Jail):
260,000	Series A, 5.375%, 7/1/2018, (AMBAC)	264,620
3,000,000	Series A, 5.375%, 7/1/2021, (AMBAC)	3,304,860
2,505,000	Series C, 5.375%, 7/1/2021	2,759,558
670,000	West Virginia Economic Development Authority Lease Revenue Bonds (Clarksburg Office Building), 3.500%, 6/1/2030	693,457
1,750,000	West Virginia Economic Development Authority Lease Revenue Bonds (Correctional Juvenile & Public), 4.000%, 6/1/2024	1,861,843
	West Virginia Economic Development Authority Lease Revenue Bonds (Correctional Juvenile):
500,000	5.000%, 6/1/2022	551,825
Shares/Principal Amount		Value
$1,000,000	4.000%, 6/1/2023	$1,065,960
	West Virginia Economic Development Authority Lease Revenue Bonds (Department of Environmental Protection):
1,280,000	Series B, 3.375%, 11/1/2025	1,346,701
755,000	Series B, 3.500%, 11/1/2026	795,098
	West Virginia Economic Development Authority Lease Revenue Bonds (State Energy Savings Project):
920,000	4.500%, 6/1/2020	921,867
860,000	4.750%, 6/1/2022	861,600
1,650,000	West Virginia Economic Development Authority Lease Revenue Bonds (State Office Building & Parking Lot), Series A, 4.750%, 8/1/2029	1,727,731
	West Virginia Economic Development Authority Lease Revenue Bonds (State Office Building):
1,525,000	Series A, 5.000%, 6/1/2025	1,720,657
315,000	Series A, 3.375%, 6/1/2029	324,485
365,000	Series B, 3.375%, 10/1/2023	382,878
390,000	Series B, 3.500%, 10/1/2024	408,977
415,000	Series B, 3.625%, 10/1/2025	435,829
435,000	Series B, 3.750%, 10/1/2026	457,176
545,000	Series C, 3.000%, 6/1/2023	569,961
310,000	Series C, 3.500%, 6/1/2030	320,853
515,000	Series D, 5.000%, 6/1/2025	615,049
600,000	Series D, 3.250%, 6/1/2028	615,516
330,000	Series D, 3.375%, 6/1/2029	339,936
355,000	Series D, 3.500%, 6/1/2030	367,429
	West Virginia Economic Development Authority Lease Revenue Bonds (The Diamond Project):
500,000	3.000%, 12/15/2019	506,190
550,000	2.500%, 12/15/2022	552,833
390,000	West Virginia Economic Development Authority Lease Revenue Bonds (West Virginia Facilities), Series A, 5.000%, 3/1/2019	391,170
	West Virginia Economic Development Authority Lottery Revenue Bonds:
305,000	Series A, 5.000%, 6/15/2028	329,662
1,000,000	Series A, 5.000%, 7/1/2032	1,197,050

42	www.wesmarkfunds.com

Portfolio of Investments

December 31, 2017	WesMark West Virginia Municipal Bond Fund

Shares/Principal Amount		Value
$1,000,000	West Virginia Economic Development Authority Revenue Bonds, 3.750%, 6/15/2023	$1,050,950
1,500,000	West Virginia Higher Education Governing Board University Revenue Bonds (Marshall University), 5.000%, 5/1/2023	1,604,295
	West Virginia Higher Education Policy Commission Revenue Bonds (Higher Education Facilities):
1,000,000	5.000%, 7/1/2034	1,185,050
235,000	Series A, 3.750%, 4/1/2019	241,138
405,000	Series A, 4.000%, 4/1/2020	424,687
300,000	Series A, 4.250%, 4/1/2023	300,453
485,000	Series A, 5.000%, 4/1/2026	520,531
360,000	Series B, 3.200%, 4/1/2024	375,397
375,000	Series B, 3.375%, 4/1/2025	392,910
385,000	Series B, 3.500%, 4/1/2026	403,573
400,000	Series B, 3.600%, 4/1/2027	418,920
565,000	West Virginia Hospital Finance Authority Lease Revenue Bonds (Veterans Nursing Home), 5.500%, 3/1/2019	565,593
1,000,000	West Virginia Hospital Finance Authority Revenue Bonds (ARCs Improvement), Series D, 4.000%, 6/1/2029	1,086,230
585,000	West Virginia Hospital Finance Authority Revenue Bonds (West Virginia University Health System), Series A, 3.375%, 6/1/2029	609,763
	West Virginia Housing Development Fund Revenue Bonds:
325,000	Series A, 3.600%, 5/1/2022	340,320
1,340,000	Series A, 3.200%, 11/1/2023	1,393,989
290,000	Series A, 3.800%, 11/1/2024	303,157
	West Virginia School Building Authority Excess Lottery Revenue Bonds:
500,000	Series A, 3.000%, 7/1/2025	516,595
700,000	Series A, 3.125%, 7/1/2026	724,528
200,000	Series B, 3.000%, 7/1/2018	201,502
370,000	Series B, 4.000%, 7/1/2023	388,382
Shares/Principal Amount		Value
	West Virginia School Building Authority Lottery Revenue Capital Improvement Bonds:
$500,000	Series A, 5.000%, 7/1/2024	$590,260
515,000	Series A, 5.000%, 7/1/2026	597,044
535,000	Series A, 5.000%, 7/1/2027	617,219
500,000	West Virginia State Economic Development Authority Lottery Revenue Bonds, 3.000%, 6/15/2031	496,705
500,000	West Virginia State Hospital Finance Authority Refunding West Virginia United Health System, Series A, 4.000%, 6/1/2034	529,660
	West Virginia State University Revenue Bonds:
335,000	Series A, 3.000%, 10/1/2020	318,411
340,000	Series A, 2.550%, 10/1/2021	311,970
	West Virginia University Revenue Bonds (West Virginia University Project):
425,000	2.625%, 10/1/2024	360,128
500,000	Series A, 5.000%, 10/1/2027	564,895
345,000	Series B, 5.000%, 10/1/2025	383,602
750,000	Series B, 4.125%, 10/1/2031	796,320
2,605,000	West Virginia Water Development Authority Infrastructure Revenue Bonds (West Virginia Infrastructure Jobs Program), Series A, 5.000%, 10/1/2029	3,059,911
500,000	West Virginia Water Development Authority Revenue Bonds, Series A, 5.000%, 11/1/2035, (AGM)	501,310
435,000	West Virginia Water Development Authority Revenue Bonds (Chesapeake Bay/Greenbrier River Project), Series A, 5.000%, 7/1/2022	494,639
250,000	West Virginia Water Development Authority Revenue Bonds (Loan Program I), Series B-I, 4.000%, 11/1/2024	274,468
1,395,000	West Virginia Water Development Authority Revenue Bonds (Loan Program), Series B-I, 4.000%, 11/1/2025	1,526,800

Annual Report | December 31, 2017	43

Portfolio of Investments

WesMark West Virginia Municipal Bond Fund	December 31, 2017

Shares/Principal Amount		Value
	West Virginia Water Development Authority Revenue Bonds (Loan Program II):
$605,000	Series A-II, 3.000%, 11/1/2024	$634,373
600,000	Series A-II, 3.250%, 11/1/2025	633,936
550,000	Series A-II, 5.000%, 11/1/2025	654,505
650,000	Series A-II, 5.000%, 11/1/2026	782,555
800,000	Series A-II, 3.000%, 11/1/2027	823,168
300,000	Series A-II, 3.125%, 11/1/2028	309,948
725,000	Series B-II, 4.000%, 11/1/2025	793,498
	West Virginia Water Development Authority Revenue Bonds (Loan Program IV):
340,000	Series A, 5.000%, 11/1/2019, (AGM)	340,918
815,000	Series B-IV, 5.125%, 11/1/2024, (AMBAC)	817,290
650,000	Series B-IV, 4.750%, 11/1/2035, (AMBAC)	651,417
1,000,000	Wood County, West Virginia, Board of Education Public School General Obligation Unlimited Bonds, 3.000%, 6/1/2029	1,023,100
860,000	Wood County, West Virginia, Building Commission Lease Revenue Bonds, 4.000%, 1/1/2032	907,343
		109,660,567
TOTAL MUNICIPAL BONDS
(Cost $111,087,665)		114,219,726

SHORT TERM INVESTMENTS-1.0%
	Mutual Funds-1.0%
1,189,534	Federated Government Obligations Fund 7-Day Yield 1.184% (at net asset value)	1,189,534

TOTAL SHORT TERM INVESTMENTS
(Cost $1,189,534)		1,189,534

TOTAL INVESTMENTS-99.5%
(Cost $112,277,199)		115,409,260
OTHER ASSETS AND LIABILITIES-NET(1)-0.5%		630,032
NET ASSETS-100.0%		$116,039,292

Note - The categories of investments are shown as a percentage of net assets at December 31, 2017.

See Notes to Financial Statements which are an integral part of the Financial Statements.

(1)	Assets, other than investments in securities, less liabilities.

44	www.wesmarkfunds.com

Portfolio of Investments Summary Table

December 31, 2017 (Unaudited)	WesMark Tactical Opportunity Fund

At December 31, 2017, the Fund's Portfolio Composition(1) was as follows:

Portfolio Composition	Percentage of Total Net Assets
EXCHANGE TRADED FUNDS	94.4%
SHORT TERM INVESTMENTS(2)	12.2%
PURCHASED PUT OPTIONS	0.0%(5)
OTHER ASSETS AND LIABILITIES - NET(3)	-6.6%
TOTAL NET ASSETS	100.0%

At December 31, 2017, the Fund's Category composition(4) was as follows:

Category Composition	Percentage of Total Net Assets
U.S. Sector Focused Equity	24.7%
Broad U.S. Fixed Income	20.7%
U.S. Broad Diversified Equity	10.7%
International (ex. U.S.) Equity	10.1%
Investment Grade Corporate Fixed Income	7.7%
Commodities	6.6%
U.S. Value Company Focused Equity	5.9%
Alternatives	4.0%
U.S. Small and Mid Cap Equity	4.0%
Portfolio Sub-Total	94.4%
Short Term Investments(2)	12.2%
Purchased Put Options	0.0%(5)
Other Assets and Liabilities - Net(3)	-6.6%
Total Net Assets	100.0%

(1)	See the Fund's Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.

(2)	Short Term Investments include investment in a money market mutual fund.

(3)	Assets, other than investments in securities, less liabilities.

(4)	Securities are assigned to a category classification by the Fund's advisor.

(5)	Amount represents less than 0.05% of net assets.

Annual Report | December 31, 2017	45

Portfolio of Investments

WesMark Tactical Opportunity Fund	December 31, 2017

Shares/Principal Amount		Value
EXCHANGE TRADED FUNDS-94.4%
ALTERNATIVES-4.0%
5,881	First Trust Exchange-Traded Fund III- First Trust Long/Short Equity ETF	$231,065
41,867	PowerShares S&P 500® BuyWrite Portfolio	898,047

TOTAL ALTERNATIVES		1,129,112

BROAD DOMESTIC FIXED INCOME-20.7%
10,268	iShares Core U.S. Aggregate Bond ETF	1,122,600
62,986	iShares Floating Rate Bond ETF	3,200,949
30,387	Vanguard Short-Term Inflation-Protected Securities ETF	1,483,493

TOTAL BROAD DOMESTIC FIXED INCOME		5,807,042

COMMODITIES-6.6%
26,777	PowerShares Optimum Yield	467,259
	Diversified Commodity Strategy
	No K-1 Portfolio
11,145	SPDR Gold Shares(1)(2)	1,378,079

TOTAL COMMODITIES		1,845,338

INTERNATIONAL (EX. U.S.) EQUITY-10.1%
18,144	iShares Core MSCI Total International Stock ETF	1,144,523
13,744	iShares MSCI EAFE ETF	966,341
15,166	iShares MSCI Emerging Markets ETF	714,622

TOTAL INTERNATIONAL (EX. U.S.) EQUITY		2,825,486

INVESTMENT GRADE CORPORATE FIXED INCOME -7.7%
27,307	Vanguard Short-Term Corporate Bond ETF	2,165,445

TOTAL INVESTMENT GRADE CORPORATE FIXED INCOME		2,165,445

U.S. BROAD DIVERSIFIED EQUITY-10.7%
11,286	SPDR S&P 500® ETF Trust(1)	3,011,782

TOTAL U.S. BROAD DIVERSIFIED EQUITY		3,011,782
Shares/Principal Amount		Value
U.S. SECTOR FOCUSED EQUITY-24.7%
6,019	Energy Select Sector SPDR® Fund(1)	$434,933
19,849	Financial Select Sector SPDR® Fund	553,985
6,269	First Trust Dow Jones Internet Index Fund(2)	688,838
17,424	Health Care Select Sector SPDR® Fund(1)	1,440,616
9,294	Industrial Select Sector SPDR® Fund(1)	703,277
3,950	iShares Global Tech ETF	606,957
1,202	iShares Transportation Average ETF	230,339
4,681	iShares U.S. Aerospace & Defense ETF	880,543
3,566	iShares U.S. Medical Devices ETF	618,737
9,502	SPDR S&P Regional Banking ETF(1)	559,193
1,269	Vanguard Consumer Discretionary ETF	197,926

TOTAL U.S. SECTOR FOCUSED EQUITY		6,915,344

U.S. SMALL AND MID CAP EQUITY-4.0%
7,350	iShares Russell 2000 ETF(1)	1,120,581

TOTAL U.S. SMALL AND MID CAP EQUITY		1,120,581

U.S. VALUE COMPANY FOCUSED EQUITY-5.9%
21,466	Vanguard Mega Cap Value ETF	1,641,290

TOTAL U.S. VALUE COMPANY FOCUSED EQUITY		1,641,290

TOTAL EXCHANGE TRADED FUNDS
(Cost $25,320,365)		26,461,420

PURCHASED PUT OPTIONS-0.0%(3)
25	SPDR S&P 500® ETF Trust, Expires 2/16/2018, Exercise Price $250.00, Notional Value $667,150	1,975

TOTAL PURCHASED PUT OPTIONS
(Cost $4,513)		1,975

SHORT TERM INVESTMENTS-12.2%
	Mutual Funds-12.2%
3,417,076	Federated Government Obligations Fund 7-Day Yield 1.184% (at net asset value)	3,417,076

46	www.wesmarkfunds.com

Portfolio of Investments

December 31, 2017	WesMark Tactical Opportunity Fund

Shares/Principal Amount	Value
TOTAL SHORT TERM INVESTMENTS
(Cost $3,417,076)	$3,417,076

TOTAL INVESTMENTS-106.6%
(Cost $28,741,954)	29,880,471
OTHER ASSETS AND LIABILITIES-NET(4)-(6.6)%	(1,857,495)
NET ASSETS-100.0%	$28,022,976

(1)	Pledged security, a portion or all of the security is pledged as collateral for written options as of December 31, 2017.

(2)	Non-income producing security.

(3)	Amount represents less than 0.05% of net assets.

(4)	Assets, other than investments in securities, less liabilities.

Note - The categories of investments are shown as a percentage of net assets at December 31, 2017.

See Notes to Financial Statements which are an integral part of the Financial Statements.

Annual Report | December 31, 2017	47

Portfolio of Investments

WesMark Tactical Opportunity Fund	December 31, 2017

Written Call Options:

Description	Exercise Price	Expiration Date	Number of Contracts	Premiums Received	Notional Value	Value
Energy Select Sector SPDR® Fund	$74	01/19/2018	20	$(889)	$144,520	$(800)
Health Care Select Sector SPDR® Fund	$84	01/19/2018	50	(2,123)	413,400	(1,250)
Industrial Select Sector SPDR® Fund	$77	01/19/2018	50	(2,023)	378,350	(2,300)
IShares Russell 2000 ETF	$155	01/19/2018	45	(5,590)	686,070	(3,195)
SPDR Gold Shares	$122	01/19/2018	50	(4,523)	618,250	(11,000)
SPDR Gold Shares	$124	01/19/2018	50	(2,423)	618,250	(5,000)
SPDR S&P 500® ETF Trust	$266	01/19/2018	50	(8,023)	1,334,300	(12,200)
SPDR S&P 500® ETF Trust	$269	01/19/2018	20	(3,449)	533,720	(2,060)
SPDR S&P Regional Banking ETF	$62	01/19/2018	50	(2,073)	294,250	(1,500)
				$(31,116)	$5,021,110	$(39,305)

See Notes to Financial Statements which are an integral part of the Financial Statements.

48	www.wesmarkfunds.com

Statements of Assets and Liabilities

December 31, 2017

	WesMark Small Company Growth Fund	WesMark Growth Fund	WesMark Balanced Fund	WesMark Government Bond Fund	WesMark West Virginia Municipal Bond Fund	WesMark Tactical Opportunity Fund
ASSETS:

Investments in securities, at value
(cost - see below)	$101,287,653	$354,593,318	$116,609,819	$249,294,000	$115,409,260	$29,880,471
Cash	22,118	54,619	25,080	–	–	100,711

RECEIVABLE FOR:
Dividends and interest	46,303	167,714	364,067	1,207,994	957,712	15,530
Investments sold	–	47,241	–	–	–	–
Fund shares sold	38,585	142,837	64,907	162,037	32,907	4,842
Receivable due from Adviser	–	–	–	–	4	–
Deferred offering costs	–	–	–	–	–	7,255
Prepaid expenses	10,221	26,454	9,442	20,030	9,264	1,751
Total Assets	101,404,880	355,032,183	117,073,315	250,684,061	116,409,147	30,010,560

LIABILITIES:

PAYABLE FOR:
Payable due to custodian	–	–	–	–	–	–
Written options, at value (Premiums received $–, $–, $5,237, $–, $– and $31,116)	–	–	4,800	–	–	39,305
Investments purchased	266,942	6,850,346	564,450	–	–	1,914,089
Fund shares redeemed	18,366	74,706	37,287	215,470	102,704	119
Income distribution payable	–	–	–	404,978	192,425	–
Investment advisory fees	40	207	23	36	–	405
Fund Accounting and Administration fees	11,506	20,102	17,211	34,072	26,008	6,980
Audit and Legal expenses	18,900	18,900	18,900	18,900	18,900	18,900
Shareholder services fee (Note 5)	22,338	77,243	25,251	53,297	24,856	4,861
Transfer agency expenses	3,885	6,868	4,498	4,309	2,658	1,514
Registration expenses	98	–	430	–	271	–
Printing and Postage expenses	1,484	1,509	1,496	1,489	1,514	1,388
Trustees' fees and expenses	2	2	2	2	2	3
Chief compliance officer fees	513	513	513	514	514	–
Other accrued liabilities and expenses	69	–	–	–	3	20
Total Liabilities	344,143	7,050,396	674,861	733,067	369,855	1,987,584
Net Assets	$101,060,737	$347,981,787	$116,398,454	$249,950,994	$116,039,292	$28,022,976

Annual Report | December 31, 2017	49

Statements of Assets and Liabilities

December 31, 2017

	WesMark Small Company Growth Fund	WesMark Growth Fund	WesMark Balanced Fund	WesMark Government Bond Fund	WesMark West Virginia Municipal Bond Fund	WesMark Tactical Opportunity Fund
NET ASSETS CONSIST OF :

Paid-in capital	$60,037,653	$193,700,072	$90,697,829	$253,160,620	$112,907,231	$26,852,794
Accumulated undistributed net investment income	17,813	–	44,003	144,027	–	4,183
Accumulated net realized gain (loss) on investments and written options	909,051	13,036,780	525,846	(923,039)	–	35,671
Net unrealized appreciation (depreciation) on investments and written options	40,096,220	141,244,935	25,130,776	(2,430,614)	3,132,061	1,130,328
Net Assets	$101,060,737	$347,981,787	$116,398,454	$249,950,994	$116,039,292	$28,022,976

Shares Outstanding, No Par Value, Unlimited Shares Authorized	7,269,355	17,400,729	8,916,739	25,581,921	11,013,936	2,637,920
Net asset value, offering price & redemption price per share	$13.90	$20.00	$13.05	$9.77	$10.54	$10.62
Investments, at identified cost	$61,191,433	$213,348,383	$91,479,480	$251,724,614	$112,277,199	$28,741,954

See Notes to Financial Statements which are an integral part of the Financial Statements.

50	www.wesmarkfunds.com

Statements of Operations

For the Year or Period Ended December 31, 2017

	WesMark Small Company Growth Fund	WesMark Growth Fund	WesMark Balanced Fund	WesMark Government Bond Fund	WesMark West Virginia Municipal Bond Fund	WesMark Tactical Opportunity Fund(1)
INVESTMENT INCOME:
Dividends, net of foreign taxes*	$837,972	$4,122,295	$1,983,787	$–	$–	$339,398
Interest	62,087	129,271	1,311,041	7,916,881	3,598,438	14,410
Total Investment Income	900,059	4,251,566	3,294,828	7,916,881	3,598,438	353,808
EXPENSES:
Investment adviser fee (Note 5)	742,029	2,540,415	840,505	1,489,136	699,373	117,558
Fund Accounting and Administration fees (Note 5)	98,037	211,010	113,903	202,324	133,411	52,437
Custodian fees (Note 5)	19,896	41,265	18,244	31,391	17,965	13,076
Transfer agent expenses (Note 5)	33,706	58,442	40,463	36,333	26,806	13,271
Trustees' fees and expenses (Note 8)	21,313	40,460	22,241	33,350	22,681	10,415
Auditing expenses	18,916	18,917	18,916	18,917	18,917	18,517
Legal expenses	16,986	16,986	16,986	16,985	21,986	9,406
Shareholder services fee (Note 5)	246,498	842,012	279,302	619,777	289,006	39,186
Registration expenses	13,719	15,649	13,181	12,990	8,464	955
Printing and Postage expenses	5,528	5,596	5,561	5,539	5,608	2,645
Insurance premiums	5,448	18,630	6,066	14,753	6,969	230
Offering costs	–	–	–	–	–	34,463
Miscellaneous	3,848	12,762	4,274	10,212	4,838	–
Total Expenses	1,225,924	3,822,144	1,379,642	2,491,707	1,256,024	312,159
WAIVERS AND REIMBURSEMENTS (NOTE 5):
Waiver of investment adviser fee	–	–	–	–	–	(36,571)
Net Expenses	1,225,924	3,822,144	1,379,642	2,491,707	1,256,024	275,588
Net Investment Income (Loss)	(325,865)	429,422	1,915,186	5,425,174	2,342,414	78,220
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	9,413,297	36,032,963	2,986,995	(1,497,428)	29,264	371,746
Net realized gain on written options	–	174,458	161,699	–	–	41,595
Long-term capital gain distributions from other investment companies	–	–	–	–	–	5,431
Net change in unrealized appreciation (depreciation) of investments	3,403,235	36,564,067	6,617,825	(973,959)	2,019,029	1,138,517
Net change in unrealized appreciation (depreciation) of written options	–	–	(59,792)	–	–	(8,189)
Net realized and unrealized gain (loss) on investments	12,816,532	72,771,488	9,706,727	(2,471,387)	2,048,293	1,549,100
Net Increase in Net Assets Resulting from Operations	$12,490,667	$73,200,910	$11,621,913	$2,953,787	$4,390,707	$1,627,320
*Foreign tax withholding	$–	$22,395	$24,781	$–	$–	$–

Annual Report | December 31, 2017	51

Statements of Operations

For the Year or Period Ended December 31, 2017

(1)	The WesMark Tactical Opportunity Fund commenced operations on March 1, 2017.

See Notes to Financial Statements which are an integral part of the Financial Statements.

52	www.wesmarkfunds.com

Statements of Changes in Net Assets

	WesMark Small Company Growth Fund		WesMark Growth Fund
	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS

Net investment income (loss)	$(325,865)	$242,704	$429,422	$1,273,616
Net realized gain	9,413,297	5,899,668	36,207,421	17,838,350
Net change in unrealized appreciation (depreciation)	3,403,235	4,503,232	36,564,067	(17,604,716)
Net increase in net assets resulting from operations	12,490,667	10,645,604	73,200,910	1,507,250

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 4)

From net investment income	–	(285,036)	(452,847)	(1,266,203)
From net realized capital gains	(8,287,704)	(4,683,312)	(26,013,732)	(13,376,841)
Decrease in net assets from distributions to shareholders	(8,287,704)	(4,968,348)	(26,466,579)	(14,643,044)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 3)

Proceeds from sale of shares	7,484,940	7,134,833	18,410,412	18,718,451
Shares issued in reinvestment of distributions	2,880,502	1,945,916	8,466,142	5,098,779
Cost of shares redeemed	(10,243,511)	(10,276,892)	(39,696,558)	(30,342,867)
Net increase (decrease) resulting from beneficial interest transactions	121,931	(1,196,143)	(12,820,004)	(6,525,637)
Net Increase (Decrease) in Net Assets	4,324,894	4,481,113	33,914,327	(19,661,431)

NET ASSETS:
Beginning of Year	96,735,843	92,254,730	314,067,460	333,728,891
End of Year*	$101,060,737	$96,735,843	$347,981,787	$314,067,460

*Including accumulated net investment income of:	$17,813	$–	$–	$23,425

See Notes to Financial Statements which are an integral part of the Financial Statements.

Annual Report | December 31, 2017	53

Statements of Changes in Net Assets

	WesMark Balanced Fund		WesMark Government Bond Fund
	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS

Net investment income	$1,915,186	$1,728,801	$5,425,174	$3,641,814
Net realized gain (loss)	3,148,694	2,655,239	(1,497,428)	1,448,241
Net change in unrealized appreciation (depreciation)	6,558,033	5,034,763	(973,959)	(2,828,493)
Net increase in net assets resulting from operations	11,621,913	9,418,803	2,953,787	2,261,562

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 4)

From net investment income	(1,868,202)	(1,792,463)	(4,728,307)	(4,351,135)
From net realized capital gains	(3,088,173)	(2,185,731)	–	(281,617)
Decrease in net assets from distributions to shareholders	(4,956,375)	(3,978,194)	(4,728,307)	(4,632,752)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 3)

Proceeds from sale of shares	13,885,061	12,067,599	27,938,475	24,137,419
Shares issued in reinvestment of distributions	853,882	769,286	688,882	748,196
Cost of shares redeemed	(11,582,755)	(12,749,959)	(25,418,838)	(32,094,766)
Net increase (decrease) resulting from beneficial interest transactions	3,156,188	86,926	3,208,519	(7,209,151)
Net Increase (Decrease) in Net Assets	9,821,726	5,527,535	1,433,999	(9,580,341)

NET ASSETS:
Beginning of Year	106,576,728	101,049,193	248,516,995	258,097,336
End of Year*	$116,398,454	$106,576,728	$249,950,994	$248,516,995

*Including accumulated net investment income of:	$44,003	$32,452	$144,027	$137,804

See Notes to Financial Statements which are an integral part of the Financial Statements.

54	www.wesmarkfunds.com

Statements of Changes in Net Assets

	WesMark West Virginia Municipal Bond Fund		WesMark Tactical Opportunity Fund(1)
	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Period Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS

Net investment income	$2,342,414	$2,435,346	$78,220
Net realized gain	29,264	103,928	413,341
Long-term capital gain distributions from other investment companies	–	–	5,431
Net change in unrealized appreciation (depreciation)	2,019,029	(2,364,177)	1,130,328
Net increase in net assets resulting from operations	4,390,707	175,097	1,627,320

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 4)

From net investment income	(2,342,653)	(2,435,346)	(107,991)
From net realized capital gains	(113,514)	(66,176)	(385,071)
Decrease in net assets from distributions to shareholders	(2,456,167)	(2,501,522)	(493,062)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 3)

Proceeds from sale of shares	12,529,445	11,064,007	27,958,241
Shares issued in reinvestment of distributions	478,792	550,839	26,432
Cost of shares redeemed	(17,071,921)	(9,576,037)	(1,095,955)
Net increase (decrease) resulting from beneficial interest transactions	(4,063,684)	2,038,809	26,888,718
Net Increase (Decrease) in Net Assets	(2,129,144)	(287,616)	28,022,976

NET ASSETS:
Beginning of Year	118,168,436	118,456,052	–
End of Year*	$116,039,292	$118,168,436	$28,022,976

*Including accumulated net investment income of:	$–	$–	$4,183

(1)	The WesMark Tactical Opportunity Fund commenced operations on March 1, 2017.

See Notes to Financial Statements which are an integral part of the Financial Statements.

Annual Report | December 31, 2017	55

Financial Highlights

WesMark Small Company Growth Fund

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
PER COMMON SHARE OPERATING PERFORMANCE

Net Asset Value, Beginning of Year	$13.32	$12.58	$13.79	$13.75	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)	(0.04)	0.03	(0.06)	(0.09)	(0.09)
Net Realized and Unrealized Gain (Loss) on Investments	1.81	1.41	(0.32)	0.51	4.05
Total from Investment Operations	1.77	1.44	(0.38)	0.42	3.96

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From Net Investment Income	–	(0.04)	–	–	–
From Net Realized Gain on Investments	(1.19)	(0.66)	(0.83)	(0.38)	(0.21)
Total Distributions	(1.19)	(0.70)	(0.83)	(0.38)	(0.21)
Net Asset Value, End of Year	$13.90	$13.32	$12.58	$13.79	$13.75

Total Return	13.19%	11.42%	(2.87)%	3.08%	39.95%

RATIOS TO AVERAGE NET ASSETS

Net Expenses	1.24%	1.23%	1.22%	1.22%	1.24%
Net Investment Income/(Loss)	(0.33)%	0.26%	(0.47)%	(0.66)%	(0.74)%
Net Assets Value End of Year (000 omitted)	$101,061	$96,736	$92,255	$97,317	$92,566
Portfolio Turnover Rate	49%	41%	45%	16%	15%

See Notes to Financial Statements which are an integral part of the Financial Statements.

56	www.wesmarkfunds.com

Financial Highlights

WesMark Growth Fund

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
PER COMMON SHARE OPERATING PERFORMANCE

Net Asset Value, Beginning of Year	$17.37	$18.10	$19.12	$17.89	$13.64
Income (Loss) from Investment Operations:
Net Investment Income	0.03	0.07	0.09	0.08	0.07
Net Realized and Unrealized Gain (Loss) on Investments	4.19	0.03	(0.45)	1.82	4.66
Total from Investment Operations	4.22	0.10	(0.36)	1.90	4.73

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From Net Investment Income	(0.03)	(0.07)	(0.09)	(0.08)	(0.07)
From Net Realized Gain on Investments	(1.56)	(0.76)	(0.57)	(0.59)	(0.41)
Total Distributions	(1.59)	(0.83)	(0.66)	(0.67)	(0.48)
Net Asset Value, End of Year	$20.00	$17.37	$18.10	$19.12	$17.89

Total Return	24.22%	0.51%	(1.94)%	10.66%	34.92%

RATIOS TO AVERAGE NET ASSETS

Net Expenses	1.13%	1.15%	1.14%	1.14%	1.15%
Net Investment Income	0.13%	0.40%	0.43%	0.47%	0.42%
Net Assets Value End of Year (000 omitted)	$347,982	$314,067	$333,729	$359,487	$341,781
Portfolio Turnover Rate	37%	61%	21%	16%	19%

See Notes to Financial Statements which are an integral part of the Financial Statements.

Annual Report | December 31, 2017	57

Financial Highlights

WesMark Balanced Fund

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
PER COMMON SHARE OPERATING PERFORMANCE

Net Asset Value, Beginning of Year	$12.30	$11.65	$12.67	$12.09	$11.02
Income (Loss) from Investment Operations:
Net Investment Income	0.22	0.20	0.19	0.20	0.19
Net Realized and Unrealized Gain (Loss) on Investments	1.09	0.92	(0.43)	0.70	1.30
Total from Investment Operations	1.31	1.12	(0.24)	0.90	1.49

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From Net Investment Income	(0.21)	(0.21)	(0.20)	(0.19)	(0.20)
From Net Realized Gain on Investments	(0.35)	(0.26)	(0.58)	(0.13)	(0.22)
Total Distributions	(0.56)	(0.47)	(0.78)	(0.32)	(0.42)
Net Asset Value, End of Year	$13.05	$12.30	$11.65	$12.67	$12.09

Total Return	10.77%	9.68%	(1.94)%	7.50%	13.57%

RATIOS TO AVERAGE NET ASSETS

Net Expenses	1.23%	1.23%	1.22%	1.22%	1.25%
Net Investment Income	1.71%	1.69%	1.57%	1.57%	1.60%
Net Assets Value End of Year (000 omitted)	$116,398	$106,577	$101,049	$102,402	$88,671
Portfolio Turnover Rate	23%	49%	30%	18%	26%

See Notes to Financial Statements which are an integral part of the Financial Statements.

58	www.wesmarkfunds.com

Financial Highlights

WesMark Government Bond Fund

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
PER COMMON SHARE OPERATING PERFORMANCE

Net Asset Value, Beginning of Year	$9.84	$9.94	$10.03	$9.78	$10.34
Income (Loss) from Investment Operations:
Net Investment Income	0.21	0.14	0.14	0.16	0.17
Net Realized and Unrealized Gain (Loss) on Investments	(0.09)	(0.06)	(0.06)	0.27	(0.53)
Total from Investment Operations	0.12	0.08	0.08	0.43	(0.36)

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From Net Investment Income	(0.19)	(0.17)	(0.17)	(0.18)	(0.20)
From Net Realized Gain on Investments	–	(0.01)	–	0.00 (1)	–
Total Distributions	(0.19)	(0.18)	(0.17)	(0.18)	(0.20)
Net Asset Value, End of Year	$9.77	$9.84	$9.94	$10.03	$9.78

Total Return	1.20%	0.79%	0.81%	4.43%	(3.53)%

RATIOS TO AVERAGE NET ASSETS

Net Expenses	1.00%	1.01%	1.00%	1.00%	1.01%
Net Investment Income	2.19%	1.41%	1.51%	1.64%	1.72%
Net Assets Value End of Year (000 omitted)	$249,951	$248,517	$258,097	$271,979	$266,537
Portfolio Turnover Rate	26%	33%	13%	17%	26%

(1)	Less than $0.005 per share.

See Notes to Financial Statements which are an integral part of the Financial Statements.

Annual Report | December 31, 2017	59

Financial Highlights

WesMark West Virginia Municipal Bond Fund

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016		For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
PER COMMON SHARE OPERATING PERFORMANCE

Net Asset Value, Beginning of Year	$10.36	$10.57		$10.59	$10.16	$10.72
Income (Loss) from Investment Operations:
Net Investment Income	0.21	0.21		0.23	0.25	0.27
Net Realized and Unrealized Gain (Loss) on Investments	0.19	(0.20)		(0.01)	0.44	(0.55)
Total from Investment Operations	0.40	0.01		0.22	0.69	(0.28)

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From Net Investment Income	(0.21)	(0.21)		(0.23)	(0.25)	(0.27)
From Net Realized Gain on Investments	(0.01)	(0.01)		(0.01)	(0.01)	(0.01)
Total Distributions	(0.22)	(0.22)		(0.24)	(0.26)	(0.28)
Net Asset Value, End of Year	$10.54	$10.36		$10.57	$10.59	$10.16

Total Return	3.90%	0.06%		2.14%	6.87%	(2.58)%

RATIOS TO AVERAGE NET ASSETS

Net Expenses	1.08%	1.05%		0.96%	0.96%	0.97%
Net Investment Income	2.01%	2.01%		2.19%	2.38%	2.64%
Expense Waiver/Reimbursement(1)	–	0.02	%(2)	0.10%	0.10%	0.10%
Net Assets Value End of Year (000 omitted)	$116,039	$118,168		$118,456	$120,968	$110,705
Portfolio Turnover Rate	7%	17%		15%	15%	15%

(1)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.
(2)	As of February 29, 2016, the waiver was voluntarily terminated by the Adviser.

See Notes to Financial Statements which are an integral part of the Financial Statements.

60	www.wesmarkfunds.com

Financial Highlights

WesMark Tactical Opportunity Fund

	For the Period Ended December 31, 2017(1)
PER COMMON SHARE OPERATING PERFORMANCE

Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net Investment Income	0.04
Net Realized and Unrealized Gain on Investments	0.80
Total from Investment Operations	0.84

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From Net Investment Income	(0.05)
From Net Realized Gain on Investments	(0.17)
Total Distributions	(0.22)
Net Asset Value, End of Period	$10.62

Total Return	8.33	%(2)

RATIOS TO AVERAGE NET ASSETS

Net Expenses(3)	1.75	%(4)
Net Investment Income(3)(5)	0.50	%(4)
Expense Waiver/Reimbursement(6)	0.23	%(4)
Net Assets Value End of Period
(000 omitted)	$28,023
Portfolio Turnover Rate	88%

(1)	The WesMark Tactical Opportunity Fund commenced operations on March 1, 2017.

(2)	Total return not annualized for periods less than one full year.

(3)	The ratios shown do not include the Fund's proportionate shares of the expenses of the underlying investment companies in which the Fund invests.

(4)	Ratios for periods of less than a year are annualized.

(5)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

See Notes to Financial Statements which are an integral part of the Financial Statements.

Annual Report | December 31, 2017	61

Notes to Financial Statements

December 31, 2017

1. ORGANIZATION

WesMark Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of six portfolios (individually referred to as the “Fund,” or collectively as the “Funds”), which are presented herein:

Portfolio Name	Diversification	Investment Objective
WesMark Small Company Growth Fund (“Small Company Growth Fund”)	Diversified	To achieve capital appreciation
WesMark Growth Fund (“Growth Fund”)	Diversified	To achieve capital appreciation
WesMark Balanced Fund (“Balanced Fund”)	Diversified	To achieve capital appreciation and income
WesMark Government Bond Fund (“Government Bond Fund”)	Diversified	To achieve high current income consistent with preservation of capital
WesMark West Virginia Municipal Bond Fund (“West Virginia Municipal Bond Fund”)	Non-diversified	To achieve current income which is exempt from federal income tax and income taxes imposed by the State of West Virginia
WesMark Tactical Opportunity Fund (“Tactical Opportunity Fund”)	Diversified	To achieve capital appreciation

The assets of each Fund are segregated and a shareholder’s interest is limited to the Fund in which shares are held.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles (“GAAP”) in the United States of America.

The accompanying financial statements were prepared in accordance with GAAP in the United States, which require the use of estimates made by management of the Funds. Actual results could differ from those estimates. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services - Investment Companies.

Investment Valuation – In calculating their net asset value (NAV), the Funds generally value investments as follows:

››	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price on their principal exchange or market.

››	Fixed-income securities acquired with remaining maturities greater than 60 days may be valued using price evaluations provided by a pricing service approved by the Board of Trustees (the “Trustees”).

››	Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).

››	Options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges.

››	Shares of other mutual funds are valued based upon their reported NAVs.

If the Funds cannot obtain a price or price evaluation from a pricing service for an investment, the Funds may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Funds use the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Funds could purchase or sell an investment at the price used to calculate the Funds’ NAVs.

Fair Valuation and Significant Events Procedures - The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. The Funds normally use mean evaluations (a price evaluation indicative of a price between the bid and asked prices for an investment) for fixed-income securities. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

62	www.wesmarkfunds.com

Notes to Financial Statements

December 31, 2017

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

››	With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;

››	With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets; and

››	Corporate announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Funds may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Funds will determine the fair value of the investment using another method approved by the Trustees.

A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation approach used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation approach. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1	—	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

Level 2	—	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3	—	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used as of December 31, 2017 in valuing the Funds’ investments carried at fair value:

Small Company Growth Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$97,110,129	$–	$–	$97,110,129
Exchange Traded Funds	1,582,347	–	–	1,582,347
Short Term Investments	2,595,177	–	–	2,595,177
Total	$101,287,653	$–	$–	$101,287,653

Annual Report | December 31, 2017	63

Notes to Financial Statements

December 31, 2017

Growth Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$338,698,422	$–	$–	$338,698,422
Exchange Traded Funds	3,401,970	–	–	3,401,970
Short Term Investments	12,492,926	–	–	12,492,926
Total	$354,593,318	$–	$–	$354,593,318

Balanced Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$76,076,083	$–	$–	$76,076,083
Corporate Bonds	–	15,506,219	–	15,506,219
U.S. Government Agency - Collateralized Mortgage Obligations	–	7,900,082	–	7,900,082
U.S. Government Agency - Mortgage Backed Securities	–	3,341,862	–	3,341,862
U.S. Government Agency Securities	–	6,654,344	–	6,654,344
Taxable Municipal Bonds	–	4,964,969	–	4,964,969
Short Term Investments	2,166,260	–	–	2,166,260
Total	$78,242,343	$38,367,476	$–	$116,609,819

Other Financial Instruments
Liabilities
Written Options	$(4,800)	$—	$—	$(4,800)
Total	$(4,800)	$—	$—	$(4,800)

Government Bond Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
U.S. Government Agency - Collateralized Mortgage Obligations	$–	$153,276,418	$–	$153,276,418
U.S. Government Agency - Mortgage Backed Securities	–	33,359,300	–	33,359,300
U.S. Treasury Bonds	–	10,774,969	–	10,774,969
Taxable Municipal Bonds	–	46,923,101	–	46,923,101
Non-Taxable Municipal Bonds	–	145,127	–	145,127
Short Term Investments	4,815,085	–	–	4,815,085
Total	$4,815,085	$244,478,915	$–	$249,294,000

64	www.wesmarkfunds.com

Notes to Financial Statements

December 31, 2017

West Virginia Municipal Bond Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Municipal Bonds	$–	$114,219,726	$–	$114,219,726
Short Term Investments	1,189,534	–	–	1,189,534
Total	$1,189,534	$114,219,726	$–	$115,409,260

Tactical Opportunity Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Exchange Traded Funds	$26,461,420	$–	$–	$26,461,420
Purchased Put Options	1,975	–	–	1,975
Short Term Investments	3,417,076	–	–	3,417,076
Total	$29,880,471	$–	$–	$29,880,471

Other Financial Instruments
Liabilities
Written Options	$(39,305)	$–	$–	$(39,305)
Total	$(39,305)	$–	$–	$(39,305)

All securities of the Funds were valued using either Level 1 or Level 2 inputs during the year or period ended December 31, 2017. Thus, a reconciliation of assets in which unobservable inputs (Level 3) were used is not applicable for the Funds.

There were no transfers into and out of Level 1 and Level 2 during the period. It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period.

*	For detailed descriptions of sector and/or geography classifications, see the accompanying Portfolios of Investments.

Annual Report | December 31, 2017	65

Notes to Financial Statements

December 31, 2017

Investment Income, Expenses and Distributions – Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Trust level expenses are allocated to each Fund based on net assets, equally across all Funds, or to a specific Fund, whichever is deemed most appropriate for a particular expense. Each Fund pays its own expenses.

Distributions of net investment income, if any, for the Small Company Growth Fund, Growth Fund, and Tactical Opportunity Fund are declared and paid quarterly. Distributions of net investment income for the Balanced Fund are declared and paid monthly, and distributions of net investment income for the Government Bond Fund and West Virginia Municipal Bond Fund are declared daily and paid monthly. Distributions of capital gains, if any, for Small Company Growth Fund, Growth Fund, Balanced Fund, Government Bond Fund, West Virginia Municipal Bond Fund, and Tactical Opportunity Fund are declared and paid annually.

Premium and Discount Amortization/Paydown Gains and Losses – All premiums and discounts on fixed-income securities are amortized/accreted over the estimated lives of such securities for financial statement purposes using the effective interest method. Gains and losses realized on principal payments of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes – It is each Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986, as amended, (the “Code”) and to distribute to shareholders each year substantially all of its income. As of and during the year or period ended December 31, 2017, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have not incorporated uncertain tax positions that require a provision for income taxes and federal and state taxing authorities.

The Funds may be subject to taxes imposed by governments of countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The Funds accrue and apply such taxes to net investment income, net realized gains and net unrealized gains as income is earned.

Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

When-Issued and Delayed Delivery Transactions – The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities – Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Funds or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Funds will not incur any registration costs upon such resales. The Funds’ restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees. There were no restricted securities for the Funds as of December 31, 2017.

Derivative Instruments and Hedging Activities – The following discloses the Funds’ use of derivative instruments and hedging activities.

The Funds’ exposure to derivative contracts and hybrid instruments, either directly or indirectly through another investment company, may involve risks different from or possibly greater than the risk associated with investing directly in a security instead of the derivative. Risks include: 1) the value of the derivative may not correlate with the value of the underlying security or may correlate inversely; 2) any potential risk reduction may be offset with gain limitations; 3) derivatives may be difficult to price, thus involving additional payments by the Funds; 4) possible adverse tax consequences; 5) possible unforeseen redemption request by a derivative counter party increasing possible portfolio losses or costs, or preventing a Fund from implementing its investment strategy; and 6) other risks, such as but not limited to, stock market, interest rate, credit, currency, liquidity, and leverage risks.

66	www.wesmarkfunds.com

Notes to Financial Statements

December 31, 2017

Market Risk Factors: In pursuit of their investment objectives, certain Funds may use derivatives that increase or decrease a Fund’s exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Writing Covered Call Options and Purchasing Put Options

The Funds will not write call options on securities unless the securities are held in the Fund’s portfolio or unless the Fund is entitled to them in deliverable forms without further payment or after segregating cash in the amount of any further payment.

The Funds will not purchase put options on securities unless the securities are held in the Fund’s portfolio.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value, or net assets will not result in a violation of such restriction.

Option contracts (options) - are rights to buy or sell a security for a specified price within a specified period. The seller of the option receives a payment, or premium, from the buyer, which the seller keeps regardless of whether the buyer uses (or exercises) the option. Options can trade on exchanges or in the over the counter (OTC) market and may be bought or sold on a wide variety of securities. As of December 31, 2017, all options held are exchange-traded and not subject to master netting arrangements.

A Fund may buy and/or sell the following types of options:

Call Options - A call option gives the holder (buyer) the right to buy the underlying security from the seller (writer) of the option. A Fund may use call options in the following ways:

››	Buy call options on a security in anticipation of an increase in the value of the security; or

››	Sell call options on a security to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying security. If a Fund writes a call option on a security that it owns and that call option is exercised, a Fund must deliver the security to the buyer and foregoes any possible profit from an increase in the market price of the security over the exercise price plus the premium received.

Put Options - A put option gives the holder the right to sell the security to the writer of the option. A Fund may use put options in the following ways:

››	Buy put options on a security in anticipation of a decrease in the value of the Reference Instrument; or

››	Write put options on a security to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the security. In writing puts, there is a risk that a Fund may be required to take delivery of the security when its current market price is lower than the exercise price.

A Fund may also buy or write options, as needed, to close out existing option positions. Finally, a Fund may enter into combinations of options contracts in an attempt to benefit from changes in the prices of those options contracts (without regard to changes in the value of the Reference Instrument).

Annual Report | December 31, 2017	67

Notes to Financial Statements

December 31, 2017

The effect of derivative instruments on the Statements of Assets and Liabilities as of December 31, 2017:

Risk Exposure	Asset Derivatives Statements of Assets and Liabilities Location	Fair Value		Liability Derivatives Statements of Assets and Liabilities Location	Fair Value
WesMark Balanced Fund
Equity Contracts (Written Options)	N/A		N/A	Written Options, at value	$4,800
Total		$	N/A		$4,800
WesMark Tactical Opportunity Fund
Equity Contracts (Purchased Options)	Investments in securities, at value		$1,975	N/A	N/A
Equity Contracts (Written Options)	N/A		N/A	Written Options, at value	$39,305
Total			$1,975		$39,305

The effect of derivative instruments on the Statements of Operations for the year or period ended December 31, 2017:

Risk Exposure	Statements of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
WesMark Growth Fund
Equity Contracts (Written Options)	Net realized gain (loss) on written options/Net change in unrealized appreciation (depreciation) of written options	$174,458	$–
Total		$174,458	$–
WesMark Balanced Fund
Equity Contracts (Written Options)	Net realized gain (loss) on written options/Net change in unrealized appreciation (depreciation) of written options	$161,699	$(59,792)
Total		$161,699	$(59,792)
WesMark Tactical Opportunity Fund
Equity Contracts (Purchased options)	Net realized gain (loss) on investments/Net change in unrealized appreciation (depreciation) on investments	$(2,316)	$(2,539)
Equity Contracts (Written Options)	Net realized gain (loss) on written options/Net change in unrealized appreciation (depreciation) of written options	$41,595	$(8,189)
Total		$39,279	$(10,728)

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Notes to Financial Statements

December 31, 2017

The WesMark Growth Fund, Balanced Fund and Tactical Opportunity Fund had average written call option notional value of (3,702,299), (1,721,972), and (1,362,052), respectively, during the year or period ended December 31, 2017.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Small Company Growth Fund
Shares sold	537,857	602,573
Shares issued to shareholders in payment of distributions declared	204,291	145,326
Shares redeemed	(733,002)	(818,925)
Net increase/(decrease) resulting from share transactions	9,146	(71,026)
Common shares outstanding, end of year	7,269,355	7,260,209

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Growth Fund
Shares sold	937,579	1,091,778
Shares issued to shareholders in payment of distributions declared	421,162	290,770
Shares redeemed	(2,041,120)	(1,739,472)
Net decrease resulting from share transactions	(682,379)	(356,924)
Common shares outstanding, end of year	17,400,729	18,083,108

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Balanced Fund
Shares sold	1,086,448	993,694
Shares issued to shareholders in payment of distributions declared	65,914	63,122
Shares redeemed	(903,655)	(1,066,024)
Net increase/(decrease) resulting from share transactions	248,707	(9,208)
Common shares outstanding, end of year	8,916,739	8,668,032

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Government Bond Fund
Shares sold	2,838,982	2,396,776
Shares issued to shareholders in payment of distributions declared	69,877	74,330
Shares redeemed	(2,579,039)	(3,180,668)
Net increase/(decrease) resulting from share transactions	329,820	(709,562)
Common shares outstanding, end of year	25,581,921	25,252,101

Annual Report | December 31, 2017	69

Notes to Financial Statements

 December 31, 2017

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016

West Virginia Municipal Bond Fund
Shares sold	1,195,010	1,041,809
Shares issued to shareholders in payment of distributions declared	45,608	51,804
Shares redeemed	(1,631,014)	(900,995)
Net increase/(decrease) resulting from share transactions	(390,396)	192,618
Common shares outstanding, end of year	11,013,936	11,404,332

For the Period Ended December 31, 2017(1)
Tactical Opportunity Fund
Shares sold	2,739,537
Shares issued to shareholders in payment of distributions declared	2,484
Shares redeemed	(104,101)
Net increase resulting from share transactions	2,637,920
Common shares outstanding, end of period	2,637,920

(1)	The Wesmark Tactical Opportunity Fund commenced operations on March 1, 2017.

4. FEDERAL TAX INFORMATION AND TAX BASIS

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences were primarily attributable to differences in the treatment of paydown adjustments, distribution differences, treatment of net operating losses, treatment of non-deductible expenses, and treatment of certain other investments. For the Funds’ most recent year or period ended December 31, 2017, permanent differences identified and reclassified among the components of net assets were as follows:

Fund Name	Paid-in Capital	Accumulated Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Small Company Growth Fund	$–	$343,678	$(343,678)
Growth Fund	$–	$–	$–
Balanced Fund	$–	$(35,433)	$35,433
Government Bond Fund	$–	$(690,644)	$690,644
West Virginia Municipal Bond Fund	$(213)	$239	$(26)
Tactical Opportunity Fund	$(35,924)	$33,954	$1,970

Net investment income (loss), net realized gains (losses), and total net assets were not affected by these reclassifications.

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Notes to Financial Statements

December 31, 2017

For federal income tax purposes, the following amounts apply as of December 31, 2017:

Fund Name	Gross Appreciation (excess of value over tax cost)(a)	Gross Depreciation (excess of tax cost over value)(a)	Net Unrealized Appreciation (Depreciation)	Cost of Investments for Income Tax Purposes
Small Company Growth Fund	$40,634,063	$(546,221)	$40,087,842	$61,199,811
Growth Fund	$141,849,120	$(604,185)	$141,244,935	$213,348,383
Balanced Fund	$25,664,804	$(534,028)	$25,130,776	$91,479,480
Government Bond Fund	$1,820,293	$(4,250,907)	$(2,430,614)	$251,724,614
West Virginia Municipal Bond Fund	$3,376,445	$(244,384)	$3,132,061	$112,277,199
Tactical Opportunity Fund	$1,223,706	$(113,909)	$1,109,797	$28,762,485

(a)	Includes appreciation/(depreciation) on written options.

The difference between book and tax basis for unrealized appreciation/(depreciation) for the Funds is attributable to wash sales and certain other investments.

The tax character of distributions as reported on the Statements of Changes in Net Assets for the year or period ended December 31, 2017 and December 31, 2016 was as follows:

	For Year or Period Ended December 31, 2017
Fund Name	Tax-Exempt Income	Ordinary Income	Long-Term Capital Gain	Total
Small Company Growth Fund	$–	$1,232,708	$7,054,996	$8,287,704
Growth Fund	$–	$1,928,696	$24,537,883	$26,466,579
Balanced Fund	$–	$1,868,202	$3,088,173	$4,956,375
Government Bond Fund	$–	$4,728,307	$–	$4,728,307
West Virginia Municipal Bond Fund	$2,287,843	$54,785	$113,539	$2,456,167
Tactical Opportunity Fund	$–	$493,062	$–	$493,062

	For Year Ended December 31, 2016
Fund Name	Tax-Exempt Income		Ordinary Income		Long-Term Capital Gain		Total
Small Company Growth Fund		$–		$245,598		$4,722,750		$4,968,348
Growth Fund		$–		$1,266,203		$13,376,841		$14,643,044
Balanced Fund		$–		$1,792,463		$2,185,731		$3,978,194
Government Bond Fund		$–		$4,351,315		$281,437		$4,632,752
West Virginia Municipal Bond Fund		$2,422,059		$13,340		$66,123		$2,501,522
Tactical Opportunity Fund	$	N/A	$	N/A	$	N/A	$	N/A

Annual Report | December 31, 2017	71

Notes to Financial Statements

December 31, 2017

As of December 31, 2017, the Funds most recent year or period end, the components of distributable earnings on a tax basis were as follows:

Fund Name	Undistributed tax-exempt income	Undistributed net investment income	Accumulated net realized gain (loss) on investments	Other cumulative effect of timing differences	Net unrealized appreciation (depreciation) on investments	Total
Small Company Growth Fund	$–	$–	$1,103,970	$(168,728)	$40,087,842	$41,023,084
Growth Fund	$–	$1,130,433	$11,906,347	$–	$141,244,935	$154,281,715
Balanced Fund	$–	$15,283	$525,846	$28,720	$25,130,776	$25,700,625
Government Bond Fund	$–	$144,027	$(923,039)	$–	$(2,430,614)	$(3,209,626)
West Virginia Municipal Bond Fund	$–	$–	$–	$–	$3,132,061	$3,132,061
Tactical Opportunity Fund	$–	$55,940	$5,431	$(986)	$1,109,797	$1,170,182

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Capital losses deferred to next tax year were as follows:

	Non expiring
Fund Name	ST	LT
Government Bond Fund	$366,959	$324,289

The Funds elect to defer to the period ending December 31, 2017, capital losses recognized during the period November 1, 2016 to December 31, 2016 in the amount of:

Fund Name	Capital Losses
Small Company Growth Fund	$186,541
Government Bond Fund	$231,791

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee – WesBanco Investment Department is the Funds’ investment adviser (the “Adviser”). The Advisory Agreement between the Funds and the Adviser provides for an annual fee equal to the percentage of each Fund’s average daily net assets as follows:

Fund Name	Investment Adviser Fee Percentage
Small Company Growth Fund	0.75%
Growth Fund	0.75%
Balanced Fund	0.75%
Government Bond Fund	0.60%
West Virginia Municipal Bond Fund	0.60%
Tactical Opportunity Fund	0.75%

The Adviser is contractually obligated to waive a portion of its fees and reimburse other expenses until February 28, 2018 in amounts necessary to limit the Tactical Opportunity Fund’s operating expenses (excluding interest expense, fees on borrowings and expenses associated with the Fund’s investment in other investment companies, if any, extraordinary expenses, tax reclaim recovery expenses and proxy-related expenses) to an annual rate (as a percentage of the Fund’s average daily net assets) of 1.75%. This expense limitation arrangement may not be terminated by the Adviser prior to such date unless such termination is approved by the Board.

For the year or period ended December 31, 2017, the Adviser waived the following fees which are not subject to recoupment:

Fund Name	Adviser Fee Waiver
Tactical Opportunity Fund	$36,571

Administrative Fee – ALPS Fund Services, Inc. (“ALPS”) provides the Funds with certain administrative personnel and services. The fees paid to ALPS are based on the daily average aggregate net assets of the Trust for the period, subject to an annual minimum (on the Trust level). The annual minimum fee will be allocated among the Funds using an equal per-Fund allocation. Any remaining amounts of the minimum fee after the per-Fund allocation will be allocated among the Funds based upon the relative net assets of each Fund.

Transfer Agent Fee – ALPS is the Transfer Agent and Dividend Disbursing Agent for the Funds. ALPS receives an annual base fee per Fund in addition to certain out-of-pocket expenses.

Distribution (12b-1) Fee – ALPS Distributors, Inc. (“ADI”) serves as the Funds’ distributor.

The Funds’ Trustees previously adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Funds could have compensated the distributor from the net assets of the Funds to finance activities intended to result in sale of each Fund’s shares. The Plan specified that the Funds may have incurred distribution expenses at 0.25% of the daily net assets of each Fund. The Plan expired on August 31, 2007, and the Funds’ Trustees did not approve its renewal.

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Notes to Financial Statements

December 31, 2017

Shareholder Services Fee – Under the terms of Shareholder Services Agreements with WesBanco Bank (“WesBanco”), an affiliate of the Adviser, and other financial institutions, the Funds may pay WesBanco, or other financial institutions, up to 0.25% of average daily net assets. The fee is used to finance certain services for shareholders and to maintain shareholder accounts. WesBanco and the financial institutions may voluntarily choose to waive any portion of their fee. WesBanco and the financial institutions can modify or terminate this voluntary waiver at any time at their sole discretion.

Recordkeeping Fee – The Funds may pay recordkeeping fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders.

Custodian Fees – WesBanco, an affiliate of the Adviser, is the Funds’ custodian. The custodian fee paid to WesBanco is based on the level of each Fund’s average daily net assets for the period, plus out-of-pocket expenses. WesBanco may voluntarily choose to waive any portion of its fee. WesBanco can modify or terminate this voluntary waiver at any time at its sole discretion.

Offering Costs – The Tactical Opportunity Fund will bear all expenses incurred in its business and operations, including all organization and initial offering costs (unless assumed by the Adviser), subject to the expense limitation plan. Costs incurred in connection with the offering and initial registration of the Tactical Opportunity Fund have been deferred and will be amortized on a straight-line basis over the first twelve months after commencement of operations.

General – Certain Officers and Trustees of the Funds are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year or period ended December 31, 2017, were as follows:

Fund	Purchases	Sales
Small Company Growth Fund	$45,290,151	$55,014,539
Growth Fund	121,235,286	147,843,100
Balanced Fund	23,757,620	25,479,128
Government Bond Fund	67,216,050	60,103,792
West Virginia Municipal Bond Fund	8,365,245	11,268,282
Tactical Opportunity Fund	41,430,561	16,416,356

Purchases and Sales of U.S. Government Securities, other than short-term securities, for the year ended December 31, 2017 were as follows:

Fund	Purchases	Sales
Balanced Fund	$2,196,600	$–
Government Bond Fund	–	2,468,170

7. CONCENTRATION OF RISK

Since the West Virginia Municipal Bond Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at December 31, 2017, 24% of the securities in the portfolio were backed by letters of credit, bond insurance of various financial institutions, or financial guaranty assurance agencies.

Additionally, the Funds may invest a portion of their assets in securities of companies that are deemed by the Funds’ management to be classified in similar business sectors. The economic developments within a particular sector may have an adverse effect on the ability of issuers to meet their obligations. Additionally, economic developments may have an effect on the liquidity and volatility of portfolio securities.

8. COMPENSATION OF TRUSTEES

None of the Trustees are entitled to receive any retirement, pension plans or deferred compensation benefits from the Trust. Interested Trustees receive the same compensation as Independent Trustees. No officers of the Funds are compensated by the Funds, but officers may be reimbursed by the Funds for travel and related expenses incurred in performing their duties.

Annual Report | December 31, 2017	73

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of WesMark Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of WesMark Funds comprising, WesMark Small Company Growth Fund, WesMark Growth Fund, WesMark Balanced Fund, WesMark Government Bond Fund, WesMark West Virginia Municipal Bond Fund, and WesMark Tactical Opportunity Fund (the “Funds”) as of December 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended for WesMark Small Company Growth Fund, WesMark Growth Fund, WesMark Balanced Fund, WesMark Government Bond Fund, and WesMark West Virginia Municipal Bond Fund and the related statements of operations and changes in net assets and financial highlights, including the related notes, for the period March 1, 2017 (commencement of operations) through December 31, 2017 for WesMark Tactical Opportunity Fund (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds constituting WesMark Funds as of December 31, 2017, the results of their operations for the year or period then ended, the changes in their net assets and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits includes performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2011.

COHEN & COMPANY, LTD.

Cleveland, Ohio

February 26, 2018

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Shareholder Expense Example

December 31, 2017 (Unaudited)

As a shareholder of a Fund, you incur ongoing costs, including management fees and to the extent applicable, shareholder services fees and other Fund expenses. This example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

ACTUAL EXPENSES

The first line of the table below (“Actual Fund Return”) provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading “Expense Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line under each fund of the table below (“Hypothetical Fund Return”) provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table below (“Hypothetical Fund Return”) is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expense Paid During Period(1)	Net Expense Ratios(2)
WesMark Small Company Growth Fund
Actual Fund Return	$1,000.00	$1,098.90	$6.56	1.24%
Hypothetical Fund Return (assuming a 5% return before expenses)	$1,000.00	$1,018.95	$6.31	1.24%
WesMark Growth Fund
Actual Fund Return	$1,000.00	$1,111.60	$6.01	1.13%
Hypothetical Fund Return (assuming a 5% return before expenses)	$1,000.00	$1,019.51	$5.75	1.13%
WesMark Balanced Fund
Actual Fund Return	$1,000.00	$1,070.50	$6.42	1.23%
Hypothetical Fund Return (assuming a 5% return before expenses)	$1,000.00	$1,019.00	$6.26	1.23%
WesMark Government Bond Fund
Actual Fund Return	$1,000.00	$999.50	$5.04	1.00%
Hypothetical Fund Return (assuming a 5% return before expenses)	$1,000.00	$1,020.16	$5.09	1.00%
WesMark West Virginia Municipal Bond Fund
Actual Fund Return	$1,000.00	$1,011.90	$5.48	1.08%
Hypothetical Fund Return (assuming a 5% return before expenses)	$1,000.00	$1,019.76	$5.50	1.08%
WesMark Tactical Opportunity Fund
Actual Fund Return	$1,000.00	$1,055.80	$9.07	1.75%
Hypothetical Fund Return (assuming a 5% return before expenses)	$1,000.00	$1,016.38	$8.89	1.75%

(1)	Expenses are equal to the Funds' annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period).

(2)	Annualized, based on the Fund's most recent fiscal half-year expenses.

Annual Report | December 31, 2017	75

Board of Trustees and Trust Officers

December 31, 2017 (Unaudited)

The Board is responsible for managing the Trust’s business affairs and for exercising all of the Trust’s powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Funds as of December 31, 2017. Where required, the tables separately list Board members who are “interested persons” of the Funds (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). The WesMark Fund Complex consists of one Investment Company (comprising six portfolios). Unless otherwise noted, each Officer is elected annually and each Board member oversees all portfolios in the WesMark Fund Complex and serves for an indefinite term.

Name Age Address* Date Service Began	Principal Occupations in Past Five Years, other Directorships Held and Previous Positions
Independent Trustees
Lawrence E. Bandi Age: 63 TRUSTEE Began serving: September 2004

Principal Occupations: President, Central Catholic High School, Wheeling, WV.

Other Directorships: Special Wish Foundation; Catholic Charities Health  Care West Virginia, Inc. (Charity); Welty Corporation; and New City (Property Development).

Previous Positions: President and Chief Executive Officer, Valley National Gases, Inc. (Gas Supplier); Chief Financial Officer & Vice President, West Virginia Northern Community College (Education); VP & CFO MPD Corporation (Hospitality); Wheeling Convention and Visitors Bureau (Economic Development), and MPD Corporation (Property Management).
Mark M. Gleason Age: 67 TRUSTEE Began serving: January 2011

Principal Occupation: Managing Director, Gleason & Associates (Certified Public Accounting and Consulting Firm)

Other Directorships: Trustee, Various Asbestos Trusts (Investment of Assets and Claim Payment).
Richard A. Hay Age: 77 TRUSTEE Began serving: December 2008	Principal Occupation: Retired. Previous Occupation: Senior Vice President, UBS Financial Services (Financial Services).
Interested Trustees
Robert E. Kirkbride** Age: 78 CHAIRMAN AND TRUSTEE Began serving: September 2004	Principal Occupations and Other Directorships: Paid Consultant to the Executive Loan Committee of WesBanco Bank, Inc.(Financial Services); Officer and Director, Ohio Valley Land Company (Real Estate Development); Director, The Mountain Company (Holding Company); Director, The Laurel Management Group (Holding Company); Director and Officer, Thunder Corporation (Oil and Gas Production); Member and Manager, Marietta Ventures LLC (real estate development and related consulting).
J. Christopher Gardill*** Age: 41 TRUSTEE Began serving August 2015

Principal Occupations: Member, Phillips, Gardill, Kaiser & Altmeyer, PLLC (private law firm).

Other Directorships: Board Member, Wheeling Vintage Raceboat Regatta (Private Organization); Board Member, Our Lady of Peace School; Director, The Kings' Daughters Childcare Center, Inc.; Director, OVConnect, Inc. (Private Organization); Director, Appalachian Outreach, Inc. (Non-Profit).

*	All Trustees may be reached via the Funds at 1290 Broadway, Suite 1100, Denver, CO, 80203.

**	Mr. Kirkbride is an interested person due to his security holdings in WesBanco, Inc. The Funds’ investment adviser, WesBanco Investment Department, is a division of WesBanco Bank, Inc., a wholly owned subsidiary of WesBanco, Inc. Mr. Kirkbride previously served as a Director for WesBanco, Inc. and WesBanco Bank, Inc. and currently serves as a paid consultant to the Executive Loan Committee of WesBanco Bank, Inc.

***	Mr. Gardill is an interested person due to his affiliation with Phillips, Gardill, Kaiser & Altmeyer, PLLC who serves as legal counsel to Wesbanco Inc. and Wesbanco Bank. The Funds' investment adviser, WesBanco Investment Department, is a division of WesBanco Bank, Inc., a wholly owned subsidiary of WesBanco, Inc. Mr. Gardill was also an independent consultant to the Trust Committee of WesBanco Bank, Inc.

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Board of Trustees and Trust Officers

December 31, 2017 (Unaudited)

Name, Age, Address	Positions Held with Fund Date Service Began	Principal Occupation(s) and Previous Position(s)
Officers
David B. Ellwood Age: 61 WesBanco Trust and Investment Services One Bank Plaza Wheeling, WV 26003	CHIEF EXECUTIVE OFFICER PRESIDENT Began serving: January 2013

Principal Occupations: Co-Portfolio Manager, President and Chief Executive Officer of the WesMark Funds; Executive Vice President, WesBanco Trust and Investment Services.

Previous Positions: Chief Financial Officer, WesMark Funds 2009 to January 2013; Vice President, WesMark Funds September 2004 to January 2013.
Deborah Ferdon Age: 65 WesBanco Trust and Investment Services One Bank Plaza Wheeling, WV 26003	CHIEF COMPLIANCE OFFICER Began serving: September 2004	Principal Occupations: Chief Compliance Officer of the WesMark Funds; Chief Compliance Officer and Executive Vice President of WesBanco Investment Department and WesBanco Trust and Investment Services, Registered Principal of WesBanco Securities, Inc.
Steven Kellas Age: 51 WesBanco Trust and Investment Services One Bank Plaza Wheeling, WV 26003	CHIEF FINANCIAL OFFICER TREASURER Began serving: January 2013

Principal Occupations: Co-Portfolio Manager, Treasurer and Chief Financial Officer of the WesMark Funds; Senior Vice President WesBanco Trust and Investment Services.

Previous Position: Co-Portfolio Manager, WesMark Funds 2006-2013; Vice President, WesBanco Trust and Investment Services.
Scott Love Age: 41 WesBanco Trust and Investment Services One Bank Plaza Wheeling, WV 26003	VICE PRESIDENT Began serving: February 2013

Principal Occupation: Co-Portfolio Manager and Vice President of the WesMark Funds, Senior Vice President WesBanco Trust and Investment Services.

Previous Position: Morgan Keegan & Co, 1st Vice President, Economic and Market Strategy, April 2010 to May 2012.
Todd P. Zerega Age: 43 700 13th Street, N.W. Washington, D.C. 20005-3690	SECRETARY Began serving: September 2004	Principal Occupation: Partner, Perkins Coie, LLP. Previous Positions: Partner, Reed Smith, LLP.
Karen Gilomen Age: 47 1290 Broadway, Suite 1100 Denver, CO 80203	ASSISTANT SECRETARY Began serving: August 2016

Principal Occupation: Senior Counsel and Vice President, ALPS Fund Services, Inc. since August 2016.

Previous Positions: Vice President – General Counsel and Chief Compliance Officer, Monticello Associates, Inc., January 2010 to August 2016.
Pete Greenly Age: 48 1290 Broadway, Suite 1100 Denver, CO 80203	ASSISTANT TREASURER Began serving: August 2012

Principal Occupation: Fund Controller, ALPS Fund Services, Inc. since June 2012.

Previous Positions: Vice President, General Counsel and Chief Compliance Officer at Monticello Associates from 2010 to 2016.

The Funds’ current Statement of Additional Information contains additional information about the Funds’ Trustees and is available, without charge, upon request, by calling the Funds toll-free at 1-800-864-1013.

Annual Report | December 31, 2017	77

Additional Information

December 31, 2017 (Unaudited)

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the funds’ prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in a Fund’s portfolio is available, without charge and upon request, by calling 1-800-864-1013. A report on Form N-PX of how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available without charge and upon request by calling the Funds toll-free at 1-800-864-1013. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the close of the first and third quarters of its fiscal year, on Form N-Q. These filings are also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-SEC- 0330 for information on the operation of the Public Reference Room). You may also access this information on the WesMark Funds website at www.wesmarkfunds.com by clicking on “Quarterly Reports”, then selecting the name of the Fund.

NOTICE TO STOCKHOLDERS

For the year ended December 31, 2017, 97.66% of the distributions from net investment income for West Virginia Municipal Bond Fund are exempt from federal income tax.

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the year ended December 31, 2017, the percentages qualifying for the dividend received deduction available to corporate shareholders are as follows:

Fund Name	Percentage
Growth Fund	100.00%
Balanced Fund	92.80%
Small Company Growth Fund	54.42%
Tactical Opportunity Fund	7.26%

For the year ended December 31, 2017, the following percentages of total ordinary dividends paid by the Funds are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information will be reported in conjunction with the reporting of your distributions on Form 1099-DIV. The percentages were as follows:

Fund Name	Percentage
Growth Fund	100.00%
Balanced Fund	97.93%
Small Company Growth Fund	54.29%
Tactical Opportunity Fund	25.84%

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Small Company Growth Fund, Growth Fund, Balanced Fund, and West Virginia Municipal Bond Fund designated $7,054,996, $24,537,883, and $3,088,173, and $113,539, respectively as long-term capital gain dividends.

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Glossary of Terms

December 31, 2017 (Unaudited)

Basis points – a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

Collateralized Mortgage Obligation – complex mortgage backed securities that allocate payments and prepayments from an underlying mortgage pools among holders of different classes or tranches of the CMO.

Consumer Price Index (CPI) – a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Duration – a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Fannie Mae and Freddie Mac – government sponsored entities that receive support through federal subsidies, loan or other benefits.

Quantitative Easing III (QEIII) – monetary policy implemented by the Federal Reserve in 2012 to purchase $40 billion a month of agency mortgage backed securities (discontinued in October 2014) and also to continue extremely low rate policy until at least mid-2015.

Maturity – maturity date refers to the final payment date of a loan or other financial instrument, at which point the principal (and all remaining interest) is due to be paid.

Mortgage Pool – a group of mortgages with similar interest rates and maturity dates “pooled together” for the issuance of a mortgage-backed security. Some mortgage-backed securities issued by Fannie Mae, Freddie Mac and Ginnie Mae are known as “pools” themselves. These are the simplest form of mortgage-backed security.

S&P 600 – An index of small-cap stocks managed by Standard and Poor's. The S&P 600 SmallCap Index covers a broad range of small cap stocks in the United States. The index is weighted according to market capitalization and covers about 3-4% of the total market for equities in the United States.

Yield – the income return on an investment, such as the interest or dividends received from holding a particular security.

Yield curve – a line that plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates.

Yield spread – the difference between yields on differing debt instruments of varying maturities, credit ratings and risk, calculated by deducting the yield of one instrument from another.

Annual Report | December 31, 2017	79

Glossary of Terms

December 31, 2017 (Unaudited)

Investment Ratings:
Description	Standard and Poor’s Long-Term Debt Rating	Moody’s Investors Service Long-Term Bond Rating
Highest rating available. Capacity to pay interest and repay principal is extremely strong. Carry smallest degree of investment risk.	AAA	Aaa
Very strong capacity to pay interest and repay principal. Differ from AAA rated securities by very small degree. Still considered high grade obligation.	AA	Aa
Strong capacity to pay interest and repay principal although is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than those rated higher. Considered upper medium grade obligation.	A	A
Regarded as having an adequate capacity to pay interest and repay principal. Any adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay vs. those rated higher. Considered medium grade obligation.	BBB	Baa
Judged to have speculative elements, but has less near-term vulnerability to default than other speculative=e issues. Faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.	BB	Ba
Has greater vulnerability to default but currently has capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest or principal. Generally lack characteristics of the desirable investment.	B	B
Currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. Such issues may be in default or there may be present elements of danger with respect to principal or interest.	CCC	Caa
Typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating (by S&P). Represent obligations which are speculative in a high degree.	CC	Ca
Typically applied to debt subordinated to senior debt which has been assigned an actual or implied CCC-debt rating (by S&P). Represents the lowest rated class of bonds.	C	C

80	www.wesmarkfunds.com

WesMark Funds℠

WesMark Small Company Growth Fund	» WMKSX
WesMark Growth Fund	» WMKGX
WesMark Balanced Fund	» WMBLX
WesMark Government Bond Fund	» WMBDX
WesMark West Virginia Municipal Bond Fund	» WMKMX
WesMark Tactical Opportunity Fund	» WMKTX

WesBanco

WesBanco Investment Department, Investment Adviser
A Division of WesBanco Bank, Inc.
Must be accompanied or preceded by a Prospectus.

ALPS Distributors, Inc., Distributor
WMK000451

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer.

(b)       Not applicable.

(c)       During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(d)       During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e)       Not applicable to the registrant.

(f)(3)   The registrant hereby undertakes to provide to any person, without charge, upon request, a copy of the code of ethics referenced in Item 2(a) above. To request a copy of the code of ethics, contact the registrant at 1-800-864-1013.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the following members of the Board’s Audit Committee are each an “audit committee financial expert” and are “independent” for purposes of this Item: Lawrence E. Bandi and Mark M. Gleason.

Item 4. Principal Accountant Fees and Services.

(a)       Audit Fees. The aggregate fees billed in each of the fiscal years ended December 31, 2016 and December 31, 2017 for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $65,000 and $78,000 respectively.

(b)       Audit-Related Fees. The aggregate fees billed in each of the fiscal years ended December 31, 2016 and December 31, 2017 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)       Tax Fees. The aggregate fees billed in each of the fiscal years ended December 31, 2016 and December 31, 2017 for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $15,000 and $18,000, respectively.

(d)       All Other Fees. The aggregate fees billed in each of the fiscal years ended December 31, 2016 and December 31, 2017 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $12,050 and $15,100 respectively. These services were provided in connection with conducting Rule 17f-2 examinations and preparing related SEC filings.

(e)(1)   Audit Committee Policies Regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit Services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit Services; all other Audit Services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-Related Services are assurance and related services that are reasonably related to the performance of the audit or review of the registrant’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-Related Services does not impair the independence of the auditor, and has pre-approved certain Audit-Related Services; all other Audit-Related Services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax Services to the registrant such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax Services; all Tax Services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;
(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2)  The services described in paragraphs (c) and (d) of this Item were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. There were no services of the kind described in paragraph (b) of this Item provided.

(f)         Not applicable to registrant.

(g)        Non-Audit Fees. The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the fiscal years of the registrant ended December 31, 2016 and December 31, 2017 were $28,100 and $31,100, respectively.

(h)       The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Investments.

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable to the registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

No changes to report.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(c))), are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Investment Company Act of 1940, as amended, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex.99.Cert.

(a)(3)	Not applicable.

(b)	A certification of the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex.99.906.Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	WesMark Funds

By	/s/David B. Ellwood
David B. Ellwood President and Chief Executive Officer (Principal Executive Officer)

Date	March 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/David B. Ellwood
David B. Ellwood President and Chief Executive Officer (Principal Executive Officer)

Date	March 8, 2018

By	/s/Steven Kellas
Steven Kellas Treasurer and Chief Financial Officer (Principal Financial Officer)

Date	March 8, 2018